UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

111 West Jackson Boulevard

SUITE 810

CHICAGO, IL 60604

(Address of principal executive offices) (Zip code)

ALAN GOLDBERG

K&L Gates LLP

70 WEST MADISON STREET, SUITE 3100

CHICAGO, IL 60602

(Name and address of agent for service)

312-786-5000

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

1

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

KEELEY Alternative Value Fund

LETTER TO SHAREHOLDERS

KEELEY SMALL CAP VALUE FUND (KSCVX - KSCIX)

KEELEY SMALL-MID CAP VALUE FUND (KSMVX - KSMIX)

KEELEY MID CAP VALUE FUND (KMCVX - KMCIX)

KEELEY ALL CAP VALUE FUND (KACVX - KACIX)

KEELEY ALTERNATIVE VALUE FUND (KALVX - KALIX)

Dear Fellow Shareholder,

Equity markets continued their momentum from the second quarter of 2012 and rose sharply during the third quarter, ending an impressive trailing one-year period where the S&P 500 Index and the Russell 2000 Index each climbed over 30 percent. The strong move in equities lifted the entire market, with all ten economic sectors producing positive results for the quarter and over the past year. These results were impressive in light of concerns about the fiscal cliff, the sovereign debt crisis, and unsettling developments in the Middle East. With just three months left in the calendar year, the S&P 500 index is up over 16 percent. The dominant story during the third quarter proved to be the role of central banks, both in the U.S. and in Europe. In early September, the European Central Bank (ECB) announced a bond purchase plan designed to help boost the struggling European economies. This was soon followed by the Federal Reserve’s extensive plan to purchase mortgage backed securities. These announcements provided a boost to housing-related stocks and also could favorably impact job growth. The news sent risk assets higher, and caused a sharp decline in the yields on troubled Spanish debt. Elsewhere, some notable economic reports during September included a large revision to second quarter Gross Domestic Product (GDP). Although the GDP growth of 1.3 percent was somewhat disappointing, it does not necessarily mean that a new recession is looming. The U.S. economy, however, remains well below its long-term trend. Meanwhile, estimates for third quarter GDP, which will be released on October 26th, average a tepid 1.8 percent. Despite this data, there were a number of other indicators demonstrating the possibility of a healthier economy. Housing prices and sales volume, for example, are both up in double-digit percentages from a year ago. Consumer confidence is at a four-month high. On the jobs front, unemployment is still high, but the unemployment rate has declined this year, as has the number of people filing for new weekly unemployment claims. And, importantly, the stock market has risen steadily and nearly hit a five-year high. All of these developments on the economic front combined with an extremely skeptical equity investment landscape give us optimism that the strength in equities that we experienced over the past year may be sustained over the long-term.

Over the past year, we have been pleased with our relative and absolute performance, and even more pleased with the improvements our Funds have made in a difficult economic environment. Our portfolio companies have effectively navigated some of the headwinds of a slow growth environment and maintained impressive margins through effective cost cutting and other strategic initiatives. Corporate restructuring is the cornerstone of our investment process and in slow growth environments we expect companies to consider restructuring and other forms of financial engineering to manufacture growth. A good example of an industry that has experienced massive restructuring is homebuilders. From a macroeconomic perspective, the long-awaited housing recovery has finally arrived with improvement in a number of measures, such as increases in prices and permits, a substantial decline in inventory, and momentum in new and existing home sales. Each of these developments have a direct benefit to the homebuilding industry, where the larger, publicly traded companies have gained significant market share due to the loss of smaller local players during the peak of the downturn. At a company specific level, we have been impressed with PulteGroup (PHM), Toll Brothers (TOL) and Lennar (LEN). The swift collapse in demand forced each of these companies to undergo significant restructuring. Like many of our holdings in this low interest rate environment, many companies in this industry have beneficially refinanced a substantial amount of debt and strengthened their capital structures. They have also improved their inventory of homes by liquidating poorly performing holdings, and strengthened the performance of many existing communities. With a leaner structure, reduced costs, and an increase in demand, we continue to believe the industry has substantial upside. Lastly, after a substantial plunge in 2008 and 2009, new home starts are beginning to climb off decade lows, which we believe is a significant catalyst for future gains and momentum. However, despite our long-term enthusiasm for the industry, near-term valuations are stretched at current earnings levels, and we responded by reducing exposure to some positions during the most recent quarter.

From a portfolio positioning perspective, a number of notable changes have occurred over the past year. Although we will never waver from our bottom-up, fundamental approach to security selection, the market volatility that has persisted since the downturn in 2008 has caused us to place more emphasis on portfolio construction in recent years. More specifically, we focused heavily on how such construction can impact the overall volatility in our portfolios. In an over 35 year career of managing a multitude of portfolios and 19 years directing our longest-tenured mutual fund, the Keeley Small Cap Value Fund, I have always understood that preservation of capital is of the utmost importance. During the challenges of 2008 and 2009, we recognized that some of our industry and sector concentrations were factors in our relative underperformance. The results that you experienced over the past year are driven from not only good stock selection, which will always be the key driver of our results, but also from good sector allocation and, most importantly, what we believe is a more balanced portfolio. For example, the Keeley Small Cap Value Fund held over 25 percent of its positions in financials as of the end of the third quarter, which was our highest weight in the sector since 2003. Additionally, the weight in financials is also higher than our weight in industrials, also for the first time since 2003. This is in stark contrast to the past five years, where industrials commonly represented more than 30 percent of the Fund and our financial weight was often in the low-to-mid teens, even reaching an all-time low of less than 10 percent of the Fund in the third quarter of 2008. Historically we embraced the financial sector, especially Savings & Loan and Thrift conversions, which offer heightened transparency, a less complex business plan, and calculated exit strategies. Due to the financial crisis, S&L conversion activity went dormant for a number of years, as the remaining companies in the sector grappled with insufficient capital, poor loan portfolios, and bleak growth prospects. Although onerous regulatory changes remain a concern, we recognize that vast improvements have been made and we believe that many companies are poised to benefit from the restructuring that has taken place throughout the sector. We believe this says a number of things about our outlook with respect to the sector and the way we are looking at the portfolio in general. First, we are excited to see what we consider to be more attractive opportunities in the financial sector, an area where we have delivered strong outperformance in the past. Second, we believe that the past year is also indicative of the type of balance you will see in our portfolios going forward. Working closely with Assistant Portfolio Manager Brian Keeley and the other members of our research team, we have paid deliberate attention to risk and our ability to deliver strong risk-adjusted returns and, most importantly, improve our downside capture ratios. Although we will continue to direct our research process to identify the best opportunities regardless of economic sector, we believe that paying more attention to correlation and risk versus reward, and how such risks impact the portfolio as a whole, can have a meaningful long-term benefit on our returns.

With respect to our investment process of corporate restructuring, activity appears robust. The lack of credit in the early 2009 period caused a slow-down, but spin-off activity has been plentiful in recent years. In our March 31, 2012 Semi-Annual Report, we discussed the strength in the number of spin-offs in 2011, which provided our research team with the largest number of spin-off opportunities since 2003. Much of that momentum has continued in 2012, with a number of companies making attempts to unlock shareholder value through corporate restructuring. While spin-offs will always be a significant part of our portfolio we often become enthusiastic over “new” forms of restructuring that often evolve in challenging economic periods. For example, over the past year, we have witnessed a new wave of restructuring where asset-rich companies convert to Real Estate Investment Trusts (REITs) in a strategic move that can attract income-seeking investors. Our portfolio has benefited from this trend, and it is yet another example of our process of identifying unique opportunities in restructuring. In a slow growth environment, companies have even greater motivation to seek strategic alternatives that could improve efficiency or enhance public market valuations. A few companies that announced this form of restructuring are Gaylord Entertainment (GET), Iron Mountain (IRM), Lamar Advertising (LAMR), and Corrections Corporation of America (CXW). Typically, the primary cause for this move is to boost investor interest, especially in an environment where income becomes paramount. In a REIT structure, companies are required to distribute 90 percent of their taxable income to investors. The move to a REIT structure could also provide tax advantages to the companies as well. We view these types of conversions favorably. We believe the move to a REIT structure can maintain the growth potential of the company while at the same time attract a new shareholder base that will appreciate the transparency and consistency of regular income distributions. We anticipate more companies considering this strategic alternative, especially if market volatility and low interest rates persist.

Despite an investment backdrop that has been surrounded with fear and anxiety, we have remained committed to our time-tested approach and have been fully-invested in the face of this uncertainty. We have been pleased with our investment results over the past year and we were certainly happy to reward many of our patient shareholders with strong relative outperformance over that time period. With that said, we recognize that our work is not done, and a number of uncertainties remain.

The recession in Europe and slower growth in China and the U.S. will continue to be a drag on the long-term economic outlook. The looming “fiscal cliff” will also be a significant hurdle regardless of who wins the election in November. Although we expect politicians to delay a significant tightening in the short-term, we also recognize that any action may have a slight negative impact on GDP growth. However, a number of positive developments provide significant optimism from a macroeconomic perspective. We have already discussed our enthusiasm toward housing-related businesses, and the prospect of a continued recovery there should have a positive impact on U.S. households going forward. Monetary policy continues to be accommodative, and unlike the first rounds of Quantitative Easing (QE), this last round was communicated with unlimited duration. This could continue to provide a boost to risk assets, and also provide momentum to the recovery in housing. With interest rates expected to remain low through 2015, it is our view that equities will continue to offer an attractive alternative to low-interest rate bonds, which also carry the significant risk of capital losses in the future when interest rates rise. Regardless of the macroeconomic picture, our focus remains on identifying the best possible investment ideas in our universe of stocks. Our philosophy is based upon the belief that companies will unlock value through corporate restructuring or other catalysts and that this type of financial engineering will drive earnings despite any potential macroeconomic headwinds. Additionally, our companies have done an impressive job of maintaining margins and subsequently producing strong earnings in a slow growth environment. Although we have concerns regarding slowing top line growth, we also recognize that even subtle relief to the top line would produce another expansion in margins. These elements coupled with a still skeptical retail investor have created an environment of fear, which to a large degree has allowed our team to uncover attractive opportunities with compelling valuations. Strength in the equity markets over the past year surprised many, proving that fear and uncertainty often provide opportunity. Our process is designed to thrive on change and uncertainty, which was a primary driver in our ability to identify mispriced opportunities that positively impacted our results over the past year. We anticipate much of the uncertainty and hesitation that has been in the market over the last few years to endure, giving us optimism in our ability to capitalize on these mispriced opportunities in the coming year as well. I appreciate your confidence in our expertise to deliver long-term capital appreciation on your investment, and thank you for your patience and loyalty in an admittedly challenging environment for all investors.

Thank you for your continued commitment to the KEELEY Funds.

Sincerely,

John L. Keeley, Jr.

President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. The risks of investing in REITs are similar to those associated with investing in small-capitalization companies; they may have limited financial resources, may trade less frequently and in a limited volume, maybe subject to more abrupt or erratic price movements than larger company securities, and may be subject to changes in interest rates. You should consider objectives, risks and charges and expenses of a Fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. The opinions expressed in this letter are those of Mr. Keeley, and are current only through the end of the period of the report as stated on the cover. Mr. Keeley’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

LETTER TO SHAREHOLDERS

KEELEY SMALL CAP DIVIDEND VALUE FUND (KSDVX - KSDIX)

KEELEY MID CAP DIVIDEND VALUE FUND (KMDVX - KMDIX)

Dear Fellow Shareholder,

While the Funds fiscal year is over, the end of the calendar year is still ahead of us. The approach of the end of the year seems to bring out questions like “What do you see for next year?” or “How are you positioning the portfolio for next year?” While these are fair questions, they should not just be relevant at year-end. Money management, unlike most other professions, is not one where we can ever look back on a finished product. It is always a work in process. This is both a source of frustration and a source of great enjoyment for those of us fortunate to make our living in the business of managing money for others.

The “work” means that we are always looking to improve your portfolio. This can mean we buy one stock or sell another, but it also means that we continue to look for opportunities to refine and evolve our process. This year, for example, we put a procedure into place that helps us identify recent dividend initiators more quickly. Stocks of companies that raise or initiate dividends have historically outperformed the market and even the dividend-paying universe. Unfortunately, it can take time for the initiation to show up in databases that investors use to screen for ideas. By putting in a process to track these events more rigorously, we hope to gain an edge. While it is too early to tell if our refinement will lead to better performance over time, we are optimistic that the results will be worth the effort.

Getting back to the original two questions. Regardless of who wins the election in November, we believe investors are pricing in an increased possibility that the U.S. will go over the “fiscal cliff.” We do not disagree with this assessment. We believe that it seems contrary to the evidence accumulated over the last two years to think that the two political parties will be able to come to a compromise that addresses our country’s fiscal problems over the next few months. While we would not be surprised to see some kind of stop-gap measure enacted that could diminish the magnitude of the “cliff,” the last stop-gap measure (last year’s “Super Committee”) seems to have made the cliff steeper.

The tone of recent third quarter earnings reports and our discussions with senior managers of portfolio companies suggests that many companies slowed spending in the third quarter due to a lack of clarity on the economic outlook. Certainly the slowdown in Europe, which may be now spreading to Northern Europe, and China are contributing factors. Other companies, however, also cite a lack of clarity on the tax, fiscal, and regulatory fronts in the U.S. The results of the election will not immediately resolve any of this uncertainty. We expect the slow growth trend to continue and, from an economic standpoint, we do not anticipate much improvement in 2013.

As for our portfolio positioning, we do not really “position” the portfolio. By mandate, we are almost fully invested at all times, and by preference we are relatively sector neutral. We look to grind out solid, consistent returns by buying companies that are better than their peers at favorable times in their life cycles at attractive valuations.

For the NCAA football fans out there, we are more Alabama than Oregon (great defense and a decent offense vs. challenging anyone to keep up with you). Nevertheless, we do survey the landscape and certainly have developed opinions on a variety of topics that impact your portfolio.

More recently, the concern we hear most often about our strategy is whether or not dividend-paying stocks are in a bubble. Admittedly, there are some worrisome signs:

1) Dividend-paying stocks have performed well, especially during some of the challenging periods since the downturn in 2008.

2) Interest in dividend-paying mutual funds and ETFs has emerged over the last five years, whereas it previously was non-existent.

3) The investment management industry has satisfied this interest by introducing new products. Furthermore, flows into these strategies have been very strong due to performance and investors’ thirst for income and safety.

4) We discussed the impact of past changes in the taxation of dividends in the shareholder letter in the March 31, 2012 Semi-Annual Report. The bottom line is that dividend-paying stocks have significantly lagged the market in the two years (1936 and 1954) when dividend taxes were boosted and capital gains taxes were not. Both years were strong years in the market, so one would expect a lower beta portfolio to lag. In addition, the structure and ownership of the stock market has changed a great deal since 1954. Nevertheless, the historical precedents give us some pause.

These data points, combined with the fact that some of the defensive sectors most associated with dividends (Consumer Staples and Utilities) are viewed to be trading at above average valuations, has led some observers to conclude that dividend stocks are the next bubble waiting to be popped.

In the words of ESPN College Football GameDay’s Lee Corso, “Not so fast!”

1) The outperformance of dividend-paying stocks did not begin in the last few years. In fact, it has been more common for dividend-paying stocks to outperform non-dividend-paying stocks than vice-versa. In the decades since the 1920’s, dividend-paying stocks outperformed in all but the 1940’s and 1990’s. The history shows that they outperform a little more than half the time, but outperform 70%-80% of the time in down markets (a key element of our decision to focus on dividend-paying stocks).

2) Some observers have suggested that the dividend-paying sectors are overvalued because they are trading at price to earnings (P/E) multiples that are closer to the broad indices than they have in the past. The table below presents P/E ratios for the various sectors of the Russell 2000 and Russell 1000 indices as of the end of the third quarter compared with the end of 2006. As the table shows, overall valuations have come down slightly since then despite the decline in interest rates. Furthermore, they have come down slightly less for dividend-payers than for the broader indices. Regardless, the relative valuations have not changed very much. We believe that this hardly looks like a bubble, although we admit that December 2006 was not a very good time to buy any stocks. Furthermore, we think that the greater stability in earnings usually associated with dividend-paying stocks justifies some premium in light of current global macroeconomic conditions.

	R2000 - Dividend-Payers			R2000			R2000 Divs/R2000
	Dec-06	Sep-12	Change	Dec-06	Sep-12	Change	Dec-06	Sep-12
Consumer Disc.	18.7	15.3	(3.45)	22.5	18.7	(3.76)	0.83	0.82
Consumer Staples	18.8	14.7	(4.11)	23.5	18.8	(4.70)	0.80	0.78
Energy	22.3	13.1	(9.19)	16.7	22.3	5.54	1.33	0.59
Financial Svcs.	18.0	15.4	(2.59)	18.6	18.0	(0.62)	0.97	0.86
Health Care	21.8	15.5	(6.24)	28.9	21.8	(7.17)	0.75	0.71
Materials	15.6	14.0	(1.60)	17.5	15.6	(1.92)	0.89	0.90
Producer Durables	17.3	13.4	(3.95)	17.2	17.3	0.07	1.00	0.77
Technology	26.1	18.2	(7.93)	25.2	26.1	0.94	1.04	0.70
Utilities	20.1	17.0	(3.09)	21.8	20.1	(1.73)	0.92	0.85
Total	18.0	14.7	(3.38)	21.1	16.6	(4.48)	0.86	0.88

	R1000 - Dividend-Payers			R1000			R1000 Divs/R1000
	Dec-06	Sep-12	Change	Dec-06	Sep-12	Change	Dec-06	Sep-12
Consumer Disc.	17.8	14.3	(3.48)	19.8	15.7	(4.08)	0.90	0.91
Consumer Staples	18.0	14.8	(3.24)	18.1	14.7	(3.41)	1.00	1.01
Energy	10.6	14.1	3.50	11.4	14.6	3.18	0.93	0.97
Financial Svcs.	19.0	19.5	0.48	18.7	19.5	0.80	1.01	1.00
Health Care	18.2	12.9	(5.35)	20.2	14.4	(5.76)	0.90	0.89
Materials	14.8	13.8	(1.04)	15.4	13.0	(2.44)	0.96	1.06
Producer Durables	15.6	12.6	(3.01)	15.5	12.8	(2.75)	1.01	0.99
Technology	18.2	12.5	(5.76)	22.0	17.0	(4.99)	0.83	0.73
Utilities	16.0	15.3	(0.72)	17.2	16.1	(1.14)	0.93	0.95
Total	16.6	14.6	(1.98)	17.9	15.4	(2.59)	0.92	0.95

3) Companies, both large and small, are financially strong and payout ratios are relatively low. For small-cap companies, the average payout ratio is 35% today vs. 31% at the end of 2006; still pretty low, and the 2006 payout ratio was based on earnings expectations during a strong economy. In addition, net debt for small cap companies is 23% of market cap, little changed from six years ago despite the intervening downturn.

When we put it all together, we conclude that dividends may not be the tailwind they have been for the last several years, but we do not see them as a headwind either. Additionally, if market volatility persists, it is our belief that the stability and financial strength of dividend-paying stocks could outperform on a relative basis as they have consistently in the past.

What if we are wrong? An important part of managing money is recognizing and understanding the risks in a portfolio and taking steps to make sure that an adverse outcome in one of those risks does not negatively impact your client’s investment.

The most profound “risk” in the Keeley Dividend Funds is that they are significantly less volatile and have significantly lower betas than the market as a whole. Therefore, in a strong market, they are likely to lag. We attempt to offset this risk through stock selection and a focus on buying companies that we believe will outperform peers from a return standpoint, have better futures than recent pasts, and are available at attractive valuations. We do not add to portfolio risk by concentrating the Fund (relative to its benchmark) in sectors that have a higher propensity to pay dividends than others. We would expect that certain sectors, such as utilities, could be more vulnerable to any investor selling of dividend-payers because of the increase in taxes.

Finally, if we actually are in a “bubble” in dividend-paying stocks, we think that an unwinding would be dramatically different from that of the technology sector in the early 2000’s or the recent housing bubble. In the case of those bubbles, investors suffered severe, permanent impairment of capital. Further, those bubbles deflated in a down market. Historically, dividend-paying stocks generally outperform in down markets and underperform in up markets. We believe that this historical pattern would similarly accompany any unwinding of a dividend stock bubble. Such a scenario could result in investor returns outperforming in a down market, while being positive but underperforming in an up market. This assumes that interest rates do not rise significantly. That, however, is a topic for another time.

Thank you for your continued commitment to the KEELEY Dividend Value portfolios.

Sincerely,

Thomas E. Browne, Jr.

Lead Portfolio Manager

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. Dividend paying investments may not experience the same price appreciation as non-dividend paying investments; portfolio companies may choose not to pay a dividend or it may be less than anticipated. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. The opinions expressed in this letter are those of Mr. Browne, and are current only through the end of the period of the report as stated on the cover. Mr. Browne’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

MANAGER COMMENTARY

KEELEY SMALL CAP VALUE FUND (KSCVX - KSCIX)

For the quarter ending September 30, 2012, the KEELEY Small Cap Value Fund (KSCVX) increased 9.09 percent compared to a 5.25 percent increase for the Russell 2000 Index and a 5.67 percent rise in the Russell 2000 Value Index. Over the fiscal year ended September 30, 2012, the Fund rose 33.12 percent compared to a 31.91 percent increase for the Russell 2000 Index.

The strong move in equities over the past year lifted all sectors, with all ten of them producing double digit results over the trailing twelve months. Although our sector allocation benefited returns over the past year, the majority of our strong relative outperformance was driven primarily by positive stock selection, led by holdings in the industrial, technology, and consumer discretionary sectors.

The Fund was well-positioned for the strong move in equities over the past year. Our portfolio has remained fully-invested with overweight positions in more economically sensitive sectors, such as consumer discretionary and industrials. This had a positive impact on our results. Holdings in the consumer discretionary sector were especially strong. PulteGroup Inc. (PHM) was a significant contributor over the past year and was easily the top performing security in the portfolio. The homebuilder climbed over 292 percent over the trailing twelve months and contributed 119 basis points to the portfolio over that time period. The company has been effective at controlling costs and strategically improving many of its existing communities. Despite a number of positive economic reports related to housing, it appears that the rally in the industry is getting very little respect. We continue to see sentiment indexes improving rapidly, tight supply which is creating an attractive supply-demand imbalance, and improvements in pricing. Although we anticipate some volatility during the housing recovery, with interest rates at record lows and the Federal Reserve directly supporting rates with their recent announcement, we continue to expect progress in this area and have positioned the portfolio accordingly with Pulte and a number of other positions with exposure to the housing industry.

Another top performing position in the Fund was Walter Investment Management (WAC), which rose over 61 percent and added 70 basis points of return to the portfolio over the past year. Although the company is placed in the technology sector, we believe that this mortgage servicer would be more properly represented in the financial sector. The company continues to benefit from trends in the industry favoring smaller players, and management expects to position itself for growth via acquisitions. We continue to favor the company based on the fact that it remains in the growth phase of its business cycle and despite the rise in its stock price, the current valuation remains attractive.

From a macroeconomic perspective, we have been pleased with the progress in both Europe and the U.S. Although a number of risks remain, the uncertainty surrounding these situations has also provided a significant opportunity. Investors have viewed the current rally with a great deal of skepticism and are generally underinvested in equities. Without all of these negative headlines, we wouldn’t have had the opportunity to buy stocks in the low price-to-earnings environment that we believe exists today. Although we recognize the recent rise in equities has increased valuations, we continue to believe that there a number of positive catalysts to push equity markets higher. Clarity in Washington after the elections, a resolution to the fiscal cliff, and continued economic progress may all have a positive impact on equities.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
President, CIO, and Portfolio Manager	Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A and Russell 2000® Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2012

	1-Year	3-Years	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	33.12%	12.27%	-0.86%	10.87%	11.34%
Class A (includes max 4 1/2% front-end load)	27.11%	10.57%	-1.77%	10.37%	11.07%
Class I	33.46%	12.58%	N/A	N/A	0.09%
Russell 2000® Index	31.91%	12.99%	2.21%	10.17%	7.94%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)

The Since Commencement of Operations return shown is from the commencement date of Keeley Small Cap Value Fund - Class A. The return for the Russell 2000® Index since the commencement date of the Keeley Small Cap Value Fund - Class I is 3.35%.

*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY SMALL CAP DIVIDEND VALUE FUND (KSDVX - KSDIX)

For the quarter ending September 30, 2012, the KEELEY Small Cap Dividend Value Fund (KSDVX) rose 3.37 percent compared to a 5.67 percent increase for the Russell 2000 Value Index. Over the fiscal year ending September 30, 2012, the Fund increased 29.90 percent compared to a 32.63 percent increase for the Russell 2000 Value Index.

The strong move in equities lifted all sectors, with nine of ten producing positive results for the quarter and all sectors yielding positive results for the year. Despite a positive impact from sector allocation, the Fund was impacted by poor stock selection during the third quarter, driven primarily by holdings in the materials, financials, and consumer staples sectors. For the year, stock selection in technology and consumer discretionary names was the primary cause for our relative underperformance versus the Russell 2000 Value Index. Additionally, although dividend paying stocks performed relatively well, the portfolio is typically challenged when higher beta and momentum-oriented investments perform well, which was the case for much of the past year. Our process continues to focus on strong downside capture, understanding that we may slightly lag our benchmark on a relative basis when equity markets are exceptionally strong.

The strongest performing position over the trailing twelve month period was Sabra Healthcare REIT (SBRA), which rose over 109 percent and added 131 basis points of performance to the portfolio. Sabra’s performance this year is a result of management’s ability to navigate a difficult government reimbursement backdrop while pursuing a strategy of diversification away from an over-reliance on a single tenant and reducing the large exposure to government reimbursement. These two items have weighed negatively on the stock and peer multiples in the past. With the implementation of this plan, management was able to successfully diversify away from their largest tenant and reduce this exposure to slightly below 70 percent with additional improvements expected from this strategy.

Radioshack Corp. (RSH) was the portfolio’s largest detractor over the past year, falling over 37 percent and costing the Fund 52 basis points of performance. The consumer electronics retailer posted disappointing results in the 4th quarter of 2011 and issued a negative outlook. The company continues to face competitive pressures and is having difficulty diversifying its business outside of mobility. Revenues were down across a number of business segments, with consumer electronics facing substantial declines. The stock faced significant pressure after the announcement, and we liquidated the position shortly after the news during the first quarter of 2012.

We believe that the dividend-paying universe of stocks continues to provide a robust pool of investment ideas with attractive risk/reward characteristics. In a low yield environment, an approximately 2.90 percent yield (at the portfolio level) becomes an attractive buffer in markets where volatility seems to perpetually exist. The portfolio also continues to exhibit more attractive characteristics relative to the broad dividend- paying universe. For example, over the past year, 60 percent of the stocks in the portfolio have raised or initiated a dividend and our average dividend growth rate is faster than the dividend-paying small cap universe.

From a portfolio positioning standpoint, we anticipate few changes in the near-term. We continue to look for attractive opportunities in all sectors and industries. We have been recycling some of our winners into ideas that are less expensive from a valuation perspective, yet with more long-term upside. On the margin, we have been reducing our overweight in utilities, due primarily to high valuation relative to other opportunities with more growth potential.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Portfolio Manager	Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2012

	1-Year	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	29.90%	16.87%
Class A (includes max 4 1/2% front-end load)	24.01%	14.99%
Class I	30.16%	17.14%
Russell 2000® Value Index	32.63%	13.36%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forcasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY SMALL-MID CAP VALUE FUND (KSMVX - KSMIX)

For the quarter ending September 30, 2012, the KEELEY Small-Mid Cap Value Fund (KSMVX) increased 9.49 percent compared to a 5.85 percent increase for the Russell 2500 Value Index. Over the fiscal year ending September 30, 2012, the Fund increased 41.92 percent compared to a 32.15 percent rise in the Russell 2500 Value Index.

Both positive stock selection and sector allocation were the drivers of our outperformance during the quarter. Specifically, strong stock picking in the consumer discretionary, industrials, and financial sectors were the key factors that led to our strong results. Holdings in the consumer discretionary sector were especially strong. Two of the portfolio top performers during the quarter, PulteGroup Inc. (PHM) and KB Home (KBH), were in this sector as part of the homebuilding industry. Pulte had the largest impact on the portfolio, rising over 44 percent and adding 66 basis points of return. Over the past year, Pulte was also the top performing position in the portfolio, rising over 177 percent and adding 145 basis points of return to the Fund. The homebuilder has been effective at controlling costs and strategically improving many of their existing communities. Despite a number of positive economic reports related to housing, it appears that the rally in the industry is getting very little respect. We continue to see sentiment indexes improving rapidly, tight supply, which is creating an attractive supply-demand imbalance, and improvements in pricing. Although we anticipate some volatility during the housing recovery, with interest rates at record lows and the Federal Reserve directly supporting rates with their recent announcement, we continue to expect progress in this area and have positioned the portfolio accordingly.

Terex Corp. (TEX) was the second largest contributor to the portfolio over the past year, rising over 120 percent and adding 101 basis points of return to the portfolio. Despite a challenging economic environment, the heavy construction manufacturer has gained market share, and strong cash flow should offer the company more flexibility to reduce debt and improve its balance sheet. We believe that even a slight improvement in the global economy could have a significant impact on the shares of Terex.

In corporate restructuring, the activity has been robust. A number of larger-cap companies have completed their spin-offs (e.g. Kraft and Sara Lee) and new opportunities in small-cap stocks such as Carrol’s Restaurant (TAST) and Fiesta Restaurant (FRGI) look very attractive. We anticipate a plethora of investment opportunities for the portfolio in the coming months and years.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
President and CIO	Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2012

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	41.92%	13.63%	2.09%	3.85%
Class A (includes max 4 1/2% front-end load)	35.57%	11.90%	1.15%	2.92%
Class I	42.11%	13.90%	2.33%	4.10%
Russell 2500® Value Index	32.15%	13.05%	2.21%	3.49%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forcasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY MID CAP VALUE FUND (KMCVX - KMCIX)

For the quarter ending September 30, 2012, the KEELEY Mid Cap Value Fund (KMCVX) increased 6.23 percent compared to an 5.80 percent increase for the Russell Mid Cap Value Index. Over the past fiscal year ending September 30, 2012, the Fund rose 29.89 percent compared to a 29.28 percent rise for the Russell Midcap Value Index. Although our sector allocation benefited returns during the quarter, the majority of the Fund’s relative outperformance was driven by strong performing names in the financials, industrials, and energy sectors. During the trailing twelve month period, strong sector allocation in materials, technology, and consumer discretionary stocks were the primary driver of the Fund’s relative outperformance.

The Fund was well-positioned for the rise in equities over the past year. Our portfolio has remained fully-invested and overweight positions in more economically sensitive areas had a positive impact on our results. Stock selection was also positive, led by holdings in the financial sector. Discover Financial Services (DFS) was the top performer during the third quarter and the second largest contributor over the past year. The company was also the second largest holding in the Fund as of September 30, 2012. The financial services firm saw steady growth in its core credit card unit, but also experienced growth in newer areas. The company has begun to enter into agreements to expand globally, and Discover Home Loans, which was created to diversify their revenue base and generate growth, saw impressive results early in its launch. The top performing position in the portfolio over the past year was Wyndham Worldwide Corp. (WYN), which climbed over 84 percent and added 161 basis points of performance to the Fund. Despite a challenging economic environment, the global operator of timeshares and hotels has posted impressive earnings and improving margins.

Overall, we continue to find attractive opportunities in the mid-cap space, and we think that a number of larger-cap break-ups should provide additional ideas going forward. McGraw-Hill Companies, Inc. (MHP) is one example that is currently held in the portfolio. The information services company is preparing for its spin-off by the end of 2012, which will create two divisions, McGraw-Hill Financial and McGraw-Hill Education. Currently, we like the prospects of both companies and believe that the spin-off will provide better clarity and more accurate peer group comparisons, which will ultimately unlock hidden value.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
President and CIO	Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2012

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Mid Cap Value Fund
Class A	29.89%	10.96%	-4.74%	1.47%
Class A (includes max 4 1/2% front-end load)	24.08%	9.28%	-5.61%	0.82%
Class I	30.27%	11.24%	N/A	-4.81%
Russell Midcap® Value Index	29.28%	13.86%	1.73%	4.92%	(2)

(1)	Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.
(2)

The Since Commencement of Operations return shown is from the commencement date of the Keeley Mid Cap Value Fund - Class A. The return for the Russell Midcap® Value Index since the commencement date of the Keeley Mid Cap Value Fund - Class I is 3.15%.

*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forcasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY MID CAP DIVIDEND VALUE FUND (KMDVX - KMDIX)

In the third quarter of 2012, the KEELEY Mid Cap Dividend Value Fund (KMDVX) climbed 6.20 percent compared to an 5.80 percent increase for the Russell Midcap Value Index. The portfolio will soon complete a full calendar year after being launched on October 3, 2011.

Despite a negative impact from sector allocation, the Mid Cap Dividend Value Fund generated positive stock selection that attributed to the majority of the Fund’s relative outperformance during the third quarter. Additionally, the portfolio faced slight headwinds throughout the quarter, as high beta outperformed and non-dividend payers performed better than the dividend paying universe of stocks. Given that our process continues to focus on strong downside capture, we were pleased to see the portfolio outperform in an environment when equity markets were exceptionally strong.

The top performing position in the Fund was Rock-Tenn Co. (RKT), which rose over 32 percent and added 41 basis points of return to the portfolio during the third quarter. A leader in consumer packaging and recycling, Rock-Tenn posted strong earnings during the quarter and has realized synergies from their 2011 acquisition of Smurfit-Stone.

Another strong performer during the quarter was Foot Locker Inc. (FL) which climbed over 16 percent and added 38 basis points of return to the Fund. The athletic footwear and apparel retailer has posted continued earnings momentum with same-store sales growth of over almost 10 percent. The company has also been effective at passing on increasing costs to consumers.

From a portfolio positioning standpoint, we anticipate very few changes in the near-term. We continue to look for attractive opportunities in all sectors and industries. On the margin, we may reduce our underweight positions in energy and health care as well as our overweight position in consumer staples.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Portfolio Manager	Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Cumulative total returns ***

For the periods ended September 30, 2012

	3-Month	6-Month	9-Month	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	6.20%	3.07%	12.47%	27.80%
Class A (includes max 4 1/2% front-end load)	1.43%	-1.57%	7.44%	22.07%
Class I	6.26%	3.20%	12.67%	28.10%
Russell Midcap® Value Index	5.80%	2.35%	14.03%	34.58%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forcasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY ALL CAP VALUE FUND (KACVX - KACIX)

For the quarter ending September 30, 2012, the KEELEY All Cap Value Fund (KACVX) increased 5.89 percent compared to a 6.44 percent increase for the Russell 3000 Value Index. Over the fiscal year ending September 30, 2012, the Fund rose 32.88 percent compared to a 31.05 percent rise for the Russell 3000 Value Index.

Both positive stock selection and sector allocation contributed to our strong relative and absolute returns over the past year. Holdings in the consumer discretionary sector and the financial sector were especially strong.

The best performing position over the past year was Epoch Holdings Corp. (EPHC), which climbed over 70 percent and added 210 basis points of return to the portfolio. We think that the asset manager continues to be underfollowed by sell side analysts despite impressive results over the past few years. Although cash flow into equity mutual funds has been challenged since the downturn, Epoch has been successful at growing assets. We believe that the company is attractively priced as a percentage of its assets under management, and we that believe the company has the capacity to double assets from current levels.

A strong performer during the third quarter was McGraw-Hill Companies, Inc. (MHP), which climbed over 21 percent and added 34 basis points of performance to the portfolio. The information services company is preparing for its spin-off by the end of 2012, which will create two divisions, McGraw-Hill Financial and McGraw-Hill Education. Currently, we like the prospects of both companies and believe that the spin-off will provide better clarity and more accurate peer group comparisons, which will ultimately unlock hidden value.

In corporate restructuring, the activity has been robust. We held a number of larger-cap companies prior to their spin-offs, and now a few of those such as Kraft (KRFT) have completed their break-up and have begun trading as stand-alone entities. We see value in both companies and continue to hold both positions in the portfolio. New opportunities in small-cap stocks such as Fiesta Restaurant (FRGI) also look very attractive.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
President and CIO	Assistant Portfolio Manager

Edwin C. Ciskowski

Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2012

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	32.88%	12.45%	-0.66%	3.97%
Class A (includes max 4 1/2% front-end load)	26.94%	10.75%	-1.57%	3.21%
Class I	33.30%	12.72%	N/A	-0.66%
Russell 3000® Value Index	31.05%	11.83%	-0.72%	3.11%	(2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)

The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return for the Russell 3000® Value Index since the commencement date of the Keeley All Cap Value Fund - Class I is 0.52%.

*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to- book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY ALTERNATIVE VALUE FUND (KALVX - KALIX)

For the quarter ending September 30, 2012, the KEELEY Alternative Value Fund (KALVX) increased 7.80 percent compared to a 6.35 percent increase for the S&P 500 Index and a 5.85 percent return for the Russell 2500 Value Index. Over the fiscal year ending September 30, 2012, the Fund rose 15.86 percent compared to a 30.20 percent increase for the S&P 500 Index. The strong move in equities lifted all sectors higher during the quarter and over the past year. The Fund was driven by strong performance of the underlying long holdings which substantially outperformed both indexes. Positive stock selection and strong sector allocation were the drivers of the Fund’s outperformance during the third quarter. Specifically, strong stock picking in the consumer discretionary, industrials, and financial sectors were the key factors that led to the Fund’s strong results in the third quarter. Sub-adviser Broadmark Asset Management remained largely un-hedged for much of the third quarter, allowing the underlying long holdings to drive performance. With improving economic conditions and further stimulus from global central banks, Broadmark saw notable improvement in its sentiment models, allowing the removal of a number of its hedges in the third quarter.

In applying its process, Broadmark noted valuations being slightly above the historical median but not creating concern for them at this point. The coupling of favorable credit conditions with Chairman Bernanke’s announcement in September 2012 that an aggressive QE program will continue with the objective of keeping rates extremely low into 2015 has caused Broadmark to maintain its positive global outlook regarding monetary policy. Broadmark’s sentiment models tell a slightly different story. Following the June bottom, Broadmark’s short-term sentiment models moved into bearish territory. Broadmark’s intermediate term models, however, remained neutral. Tactically, Broadmark plans to wait for the intermediate sentiment signals to become more pessimistic before they become concerned. Interestingly, the American Association of Individual Investors (AAII) Poll representing the individual investor is quite pessimistic. This has been one of the hallmarks of the advance since the March 2009 bottom. Prior to the last two big selloffs of 2010 and 2011, this class of investors exhibited extreme optimism. Broadmark’s expectation is that the market is supported until the individual capitulates and becomes overly optimistic. Hedge fund exposures, up until the last couple of weeks, have been exceptionally low given what the market has done. Intermediate term market peaks are coincident with hedge fund investors becoming more fully invested. We are not at extreme levels yet, but have moved off of the bottom. These readings are coincident with market pullbacks of 2-4 percent, which were anticipated and occurred in the second half of September. Finally, with regard to momentum, Broadmark was concerned early on that the advance lacked broad market participation. In August, the advance broadened and small caps and higher beta issues kicked in nicely. Currently, Broadmark ranks momentum as positive.

Following the pullback towards the end of the quarter, Broadmark is monitoring increasing divergences. It continues to be suspect of the quality of the advance without broader market participation. If blue chips continue to lead, Broadmark may become defensive. However, prior to that we will need to see individual investors and hedge fund exposures reach extreme levels, as this would be a historical indication of an intermediate market top.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
President and CIO	Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Alternative Value Fund - Class A, S&P 500® ** and Russell 2500® Value *** Indexes

(Unaudited)

Average annual total returns ****

For the periods ended September 30, 2012

	1-Year	Since Commencement of Operations (1)
Keeley Alternative Value Fund
Class A	15.86%	2.46%
Class A (includes max 4 1/2% front-end load)	10.62%	0.60%
Class I	16.15%	2.74%
S&P 500® Index	30.20%	10.68%
Russell 2500® Value Index	32.15%	9.26%

(1)	Inception date for both classes is April 1, 2010.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The S&P 500® Index is an unmanaged index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The S&P 500® Index returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.

***

The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forcasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. The Russell 2500® Value Index is unmanaged and returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.

****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended September 30, 2012

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 to September 30, 2012 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Fund, the Mid Cap Value Fund, the Mid Cap Dividend Value Fund, the All Cap Value Fund, and the Alternative Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses paid during the period *
Small Cap Value Fund	$1,000.00	$1,041.20	1.39%	$7.09
Small Cap Dividend Value Fund	1,000.00	1,031.70	1.39%	7.06
Small-Mid Cap Value Fund	1,000.00	1,053.90	1.40%	7.19
Mid Cap Value Fund	1,000.00	1,022.10	1.39%	7.03
Mid Cap Dividend Value Fund	1,000.00	1,030.70	1.42%	7.21
All Cap Value Fund	1,000.00	1,040.70	1.39%	7.09
Alternative Value Fund	1,000.00	1,032.00	1.95%	9.91

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses paid during the period *
Small Cap Value Fund	$1,000.00	$1,042.40	1.14%	$5.82
Small Cap Dividend Value Fund	1,000.00	1,032.20	1.14%	5.79
Small-Mid Cap Value Fund	1,000.00	1,055.10	1.15%	5.91
Mid Cap Value Fund	1,000.00	1,023.80	1.14%	5.77
Mid Cap Dividend Value Fund	1,000.00	1,032.00	1.17%	5.94
All Cap Value Fund	1,000.00	1,042.00	1.14%	5.82
Alternative Value Fund	1,000.00	1,032.90	1.70%	8.64

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/366 for the Funds (to reflect the one-half year period).
**	Includes interest and dividend expense, where applicable.

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended September 30, 2012

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses paid during the period *
Small Cap Value Fund	$1,000.00	$1,018.05	1.39%	$7.01
Small Cap Dividend Value Fund	1,000.00	1,018.05	1.39%	7.01
Small-Mid Cap Value Fund	1,000.00	1,018.00	1.40%	7.06
Mid Cap Value Fund	1,000.00	1,018.05	1.39%	7.01
Mid Cap Dividend Value Fund	1,000.00	1,017.90	1.42%	7.16
All Cap Value Fund	1,000.00	1,018.05	1.39%	7.01
Alternative Value Fund	1,000.00	1,015.25	1.95%	9.82

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses paid during the period *
Small Cap Value Fund	$1,000.00	$1,019.30	1.14%	$5.76
Small Cap Dividend Value Fund	1,000.00	1,019.30	1.14%	5.76
Small-Mid Cap Value Fund	1,000.00	1,019.25	1.15%	5.81
Mid Cap Value Fund	1,000.00	1,019.30	1.14%	5.76
Mid Cap Dividend Value Fund	1,000.00	1,019.15	1.17%	5.91
All Cap Value Fund	1,000.00	1,019.30	1.14%	5.76
Alternative Value Fund	1,000.00	1,016.50	1.70%	8.57

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/366 for the Funds (to reflect the one-half year period).
**	Includes interest and dividend expense, where applicable.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2012

Shares		Value
	COMMON STOCKS – 100.01%
	Aerospace & Defense – 1.47%
1,780,000	GenCorp, Inc. (a)(b)	$16,892,200
343,500	Teledyne Technologies, Inc. (a)	21,774,465

		38,666,665

	Building Products – 1.03%
470,000	A.O. Smith Corporation	27,043,800

	Capital Markets – 3.47%
1,126,003	Epoch Holding Corp.	26,010,669
363,000	Gamco Investors, Inc. (c)	18,059,250
726,720	KBW, Inc. (b)	11,969,079
678,300	Manning & Napier, Inc.	8,268,477
831,000	Waddell & Reed Financial, Inc.	27,231,870

		91,539,345

	Chemicals – 2.99%
298,000	Ashland, Inc.	21,336,800
1,155,000	Chemtura Corp. (a)	19,889,100
376,000	W.R. Grace & Co. (a)	22,214,080
1,016,805	Zep, Inc.	15,374,092

		78,814,072

	Commercial Banks – 2.80%
1,042,000	Associated Banc Corp.	13,723,140
1,454,112	Boston Private Financial Holdings, Inc.	13,944,934
1,008,500	FirstMerit Corp.	14,855,205
828,500	Wintrust Financial Corp. (b)	31,126,745

		73,650,024

	Commercial Services & Supplies – 1.40%
520,000	Avery Dennison Corp.	16,546,400
608,200	Corrections Corporation of America	20,344,290

		36,890,690

	Computers & Peripherals – 0.80%
907,000	NCR Corp. (a)	21,142,170

Shares		Value
	Construction & Engineering – 1.53%
507,500	Chicago Bridge & Iron Co. – ADR	$19,330,675
822,000	The Babcock & Wilcox Co. (a)	20,936,340

		40,267,015

	Consumer Finance – 0.72%
827,000	Ezcorp, Inc. (a)	18,963,110

	Containers & Packaging – 0.92%
335,000	Rock-Tenn Co.	24,180,300

	Diversified Consumer Services – 0.62%
886,100	Regis Corporation	16,286,518

	Diversified Financial Services – 3.69%
713,000	CBOE Holdings, Inc.	20,976,460
570,000	Fidelity National Financial, Inc.	12,192,300
486,500	MarketAxess Holdings, Inc.	15,373,400
725,000	PHH Corp. (a)	14,753,750
920,000	Walter Investment Management Corp.	34,049,200

		97,345,110

	Electric Utilities – 1.01%
420,500	Allete, Inc.	17,551,670
431,692	PNM Resources, Inc.	9,078,483

		26,630,153

	Electrical Equipment – 3.10%
263,000	Acuity Brands, Inc.	16,645,270
656,200	AZZ, Inc.	24,922,476
393,854	Franklin Electric, Inc.	23,824,229
230,000	Regal Beloit Corp.	16,210,400

		81,602,375

	Energy Equipment & Services – 1.71%
431,000	Dresser-Rand Group, Inc. (a)	23,752,410
297,500	Dril-Quip, Inc. (a)	21,384,300

		45,136,710

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	Food Products – 2.54%
910,071	Darling International, Inc. (a)	$16,645,198
891,750	Flowers Foods, Inc.	17,995,515
192,000	Ralcorp Holdings, Inc. (a)	14,016,000
728,000	Snyders-Lance, Inc.	18,200,000

		66,856,713

	Gas Utilities – 1.37%
998,000	Questar Corp. (b)	20,289,340
300,000	South Jersey Industries, Inc. (b)	15,879,000

		36,168,340

	Health Care Equipment & Supplies – 1.98%
696,000	Hill-Rom Holdings, Inc.	20,225,760
1,489,694	Symmetry Medical, Inc. (a)	14,733,074
779,000	Wright Medical Group, Inc. (a)(b)	17,223,690

		52,182,524

	Health Care Providers & Services – 1.88%
996,763	Hanger Orthopedic Group, Inc. (a)	28,437,648
612,500	Patterson Companies, Inc.	20,972,000

		49,409,648

	Home Furnishings – 0.86%
841,500	Fortune Brands Home & Security, Inc. (a)	22,728,915

	Hotels, Restaurants & Leisure – 8.32%
1,268,788	Carrols Restaurant Group, Inc. (a)(c)	7,308,219
5,902,350	Denny’s Corp. (a)(c)	28,626,397
492,811	DineEquity, Inc. (a)(b)	27,597,416
551,000	Fiesta Restaurant Group, Inc. (a)	8,744,370
649,000	Gaylord Entertainment Co. (a)	25,654,970
1,962,000	Krispy Kreme Doughnuts, Inc. (a)	15,558,660

Shares		Value
	Hotels, Restaurants & Leisure – (continued)
1,516,378	Marcus Corp. (c)	$16,831,796
598,000	Marriott Vacations Worldwide Corp. (a)	21,539,960
294,000	Red Robin Gourmet Burgers, Inc. (a)(b)	9,572,640
510,500	Vail Resorts, Inc.	29,430,325
541,600	Wyndham Worldwide Corp.	28,423,168

		219,287,921

	Household Durables – 4.54%
1,643,023	KB Home (b)	23,577,380
613,171	Lennar Corp. (b)	21,319,956
212,500	Meritage Homes Corp. (a)(b)	8,081,375
1,819,000	Pulte Group, Inc. (a)	28,194,500
681,000	Ryland Group, Inc. (b)	20,430,000
540,000	Toll Brothers, Inc. (a)(b)	17,944,200

		119,547,411

	Industrial Conglomerates – 0.74%
968,000	ITT Corp.	19,505,200

	Insurance – 5.78%
1,380,500	First American Financial Corp.	29,915,435
691,000	Hanover Insurance Group, Inc.	25,746,660
869,000	HCC Insurance Holdings, Inc.	29,450,410
234,500	PartnerRe Ltd.	17,418,660
409,000	Reinsurance Group of America, Inc.	23,668,830
697,400	W.R. Berkley Corp.	26,145,526

		152,345,521

	IT Services – 2.71%
900,000	Broadridge Financial Solutions, Inc.	20,997,000
800,000	Corelogic, Inc. (a)	21,224,000
419,500	Wright Express Corp. (a)	29,247,540

		71,468,540

	Machinery – 11.34%
241,000	Cascade Corp. (b)	13,192,340

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	Machinery – (continued)
904,191	Colfax Corp. (a)	$33,156,684
542,000	EnPro Industries, Inc. (a)	19,517,420
306,700	Gardner Denver, Inc.	18,527,747
1,066,000	John Bean Technologies Corp.	17,407,780
597,000	Kaydon Corp.	13,336,980
853,000	L.B. Foster Co. (c)	27,586,020
474,000	RBC Bearings, Inc. (a)	22,799,400
511,000	Tennant Co.	21,881,020
906,500	Terex Corp. (a)	20,468,770
1,010,000	Titan International, Inc. (b)	17,836,600
757,000	Trinity Industries, Inc.	22,687,290
174,500	Valmont Industries, Inc.	22,946,750
342,000	Wabtec Corp.	27,459,180

		298,803,981

	Media – 2.79%
332,000	AMC Networks, Inc. (a)	14,448,640
421,000	Arbitron, Inc.	15,955,900
1,893,000	Belo Corp.	14,822,190
50,000	Lamar Advertising Co. (a)	1,853,000
657,000	Madison Square Garden, Inc. (a)	26,457,390

		73,537,120

	Metals & Mining – 2.19%
532,000	AMCOL International Corp.	18,024,160
421,500	Kaiser Aluminum Corp.	24,611,385
928,790	Suncoke Energy, Inc. (a)	14,972,095

		57,607,640

	Multiline Retail – 0.74%
1,894,000	Saks, Inc. (a)(b)	19,527,140

	Multi-Utilities – 0.35%
257,300	Northwestern Corp.	9,321,979

	Oil, Gas & Consumable Fuels – 3.63%
717,000	Carrizo Oil & Co., Inc. (a)	17,932,170
356,000	Contango Oil & Gas Company (a)	17,493,840

Shares		Value
	Oil, Gas & Consumable Fuels – (continued)
763,000	Gulfport Energy Corp. (a)	$23,851,380
720,800	Oasis Petroleum, Inc. (a)(b)	21,241,976
736,588	Sanchez Energy Corp. (a)(b)	15,048,493

		95,567,859

	Paper & Forest Products – 1.62%
446,000	Clearwater Paper Corp. (a)	18,424,260
373,000	Deltic Timber Corp.	24,341,980

		42,766,240

	Real Estate Investment Trusts (REITs) – 0.80%
975,057	Sabra Health Care REIT, Inc.	19,510,890
100,000	Spirit Reality Capital, Inc. (a)	1,550,000

		21,060,890

	Real Estate Management & Development – 1.54%
1,344,230	Forestar Group, Inc. (a)	22,394,872
256,112	Howard Hughes Corp. (a)	18,196,757

		40,591,629

	Road & Rail – 3.60%
213,000	AMERCO	22,654,680
1,316,000	Avis Budget Group, Inc. (a)	20,240,080
421,000	Genesee & Wyoming, Inc. (a)	28,148,060
313,500	Kansas City Southern	23,757,030

		94,799,850

	Software – 0.61%
200,000	Comverse Technology, Inc. (a)	1,230,000
949,847	Monotype Imaging Holdings, Inc. (a)	14,808,115

		16,038,115

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	Specialty Retail – 3.79%
441,000	Aaron’s, Inc.	$12,264,210
626,000	Foot Locker, Inc.	22,223,000
888,000	Penske Automotive Group, Inc.	26,719,920
282,000	PetSmart, Inc.	19,452,360
760,000	Sally Beauty Holdings, Inc. (a)	19,068,400

		99,727,890

	Textiles, Apparel & Luxury Goods – 0.66%
546,000	Hanesbrands, Inc. (a)	17,406,480

	Thrifts & Mortgage Finance – 6.70%
876,000	Capitol Federal Financial	10,476,960
1,091,500	Home Federal Bancorp, Inc. (c)	12,355,780
730,195	Hometrust Bancshares, Inc. (a)	9,675,084
502,000	Iberiabank Corp.	22,991,600
312,852	Investors Bancorp, Inc. (a)	5,706,420
1,080,000	Northwest Bancshares, Inc.	13,208,400
821,000	Oceanfirst Financial Corp.	12,044,070
1,297,000	Oritani Financial Corp.	19,519,850
1,377,500	Provident Financial Services, Inc.	21,750,725
565,500	Rockville Financial, Inc.	6,927,375
447,000	Territorial Bancorp, Inc.	10,258,650
1,097,000	Viewpoint Financial Group	21,029,490
1,418,519	Westfield Financial, Inc. (c)	10,624,707

		176,569,111

	Trading Companies & Distributors – 0.88%
645,000	Kaman Corp.	23,129,700

	Transportation Infrastructure – 0.79%
500,000	Macquarie Infrastructure Company LLC	20,740,000

	Total Common Stocks (Cost $1,920,047,299)	$2,634,854,414

Contracts		Value
	WARRANTS – 0.00%
	Oil, Gas & Consumable Fuels – 0.00%
187,500	Magnum Hunter Resources Corp. Expiration: August 29, 2013, Exercise Price: $10.50 (d)	$103,125

	Total Warrants (Cost $0)	$103,125

Principal Amount
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING – 1.14%
	Repurchase Agreements – 1.10%
$29,000,000	Credit Suisse First Boston Repurchase Agreement, (Dated 9/28/12), 0.18%, due 10/1/12, (Repurchased proceeds $29,000,435); [Collateralized by $66,125,000 U.S. Treasury STRIP 4.625%, 2/15/40 (Market Value $29,581,681)]	$29,000,000

Shares
	Money Market Funds – 0.04%
560,202	HSBC Investment Prime Money Market Fund, 0.15%	560,202
538,781	JPMorgan Prime Money Market Fund, 0.01%	538,781

		1,098,983

	Total Investments Purchased With Cash Collateral From Securities Lending (Cost $30,098,983)	$30,098,983

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
615	Fidelity Government Portfolio, 0.01%	$615

	Total Short Term Investments (Cost $615)	$615

	Total Investments – 101.15%
	(Cost $1,950,146,897)	$2,665,057,137
	Liabilities in Excess of Other Assets – 1.15%	(30,315,442)

	TOTAL NET ASSETS – 100.00%	$2,634,741,695

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is out on loan. See Note 2F in the Notes to the Financial Statements.

(c)	Affiliated issuer. See Note 9 in the Notes to the Financial Statements.

(d)	As of September 30, 2012, Keeley Asset Management Co. (the “Adviser”) fair valued this security in accordance with fair valuation procedures established by the Board of Directors of the Keeley Funds, Inc. (the “Corporation”). The value of this security was $103,125, which represented less than 0.01% of the total net assets of the Fund.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2012

Shares		Value
	COMMON STOCKS – 95.62%
	Auto Components – 1.11%
41,700	Superior Industries International Inc.	$712,653

	Building Products – 0.81%
9,000	A.O. Smith Corporation	517,860

	Capital Markets – 1.77%
24,500	Arlington Asset Investment Corp.	584,570
45,200	Manning & Napier, Inc.	550,988

		1,135,558

	Chemicals – 2.65%
18,200	Innophos Holdings, Inc.	882,518
43,900	KMG Chemicals, Inc.	812,150

		1,694,668

	Commercial Banks – 6.26%
53,300	BancorpSouth, Inc.	785,642
39,200	Columbia Banking System, Inc.	726,768
48,400	FirstMerit Corp.	712,932
60,600	Glacier Bancorp, Inc.	944,148
22,300	Wintrust Financial Corp.	837,811

		4,007,301

	Commercial Services & Supplies – 1.08%
22,700	Deluxe Corp.	693,712

	Communications Equipment – 1.69%
34,100	Adtran, Inc.	589,248
43,700	Communications Systems, Inc.	492,936

		1,082,184

	Construction & Engineering – 1.46%
71,700	Primoris Services Corp.	935,685

	Containers & Packaging – 1.24%
11,900	Bemis, Inc.	374,493
5,800	Rock-Tenn Co.	418,644

		793,137

	Diversified Consumer Services – 1.00%
47,700	EPIQ Systems, Inc.	640,134

Shares		Value
	Diversified Financial Services – 1.03%
17,849	Walter Investment Management Corp.	$660,591

	Electric Utilities – 5.46%
22,500	Allete, Inc.	939,150
18,200	Cleco Corp.	764,036
31,300	El Paso Electric Co.	1,072,025
34,287	PNM Resources, Inc.	721,056

		3,496,267

	Electrical Equipment – 2.27%
6,900	MTS Systems Corp.	369,495
6,400	Regal Beloit Corp.	451,072
53,600	Richardson Electronics Ltd.	636,232

		1,456,799

	Energy Equipment & Services – 2.66%
23,200	Bristow Group, Inc.	1,172,760
9,800	Lufkin Industries, Inc.	527,436

		1,700,196

	Food & Staples Retailing – 0.70%
73,500	Roundy’s, Inc.	444,675

	Food Products – 0.52%
11,000	B & G Foods, Inc.	333,410

	Gas Utilities – 1.29%
15,600	South Jersey Industries, Inc.	825,708

	Health Care Equipment & Supplies – 1.85%
3,238	CONMED Corporation	92,283
11,000	Hill-Rom Holdings, Inc.	319,660
40,400	Meridian Bioscience, Inc.	774,872

		1,186,815

	Health Care Providers & Services – 4.01%
15,700	Chemed Corp.	1,087,853
13,500	Owens & Minor, Inc.	403,380
39,000	U. S. Physical Therapy, Inc.	1,077,570

		2,568,803

	Hotels, Restaurants & Leisure – 1.80%
52,500	Einstein Noah Restaurant Group, Inc.	928,725
20,200	Marcus Corp.	224,220

		1,152,945

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	Insurance – 5.84%
24,600	Arthur J. Gallagher & Co.	$881,172
37,360	Eastern Insurance Holdings, Inc.	626,527
82,000	Meadowbrook Insurance Group, Inc.	630,580
45,500	Protective Life Corp.	1,192,555
7,100	Reinsurance Group of America, Inc.	410,877

		3,741,711

	IT Services – 0.63%
17,000	Total System Services, Inc.	402,900

	Machinery – 7.67%
17,000	Cascade Corp.	930,580
46,800	John Bean Technologies Corp.	764,244
4,300	Snap-On, Inc.	309,041
21,700	Tennant Co.	929,194
43,700	Titan International, Inc.	771,742
40,300	Trinity Industries, Inc.	1,207,791

		4,912,592

	Marine – 0.49%
31,200	Nordic American Tanker Shipping Ltd.	314,496

	Media – 3.37%
29,300	Arbitron, Inc.	1,110,470
133,800	Belo Corp.	1,047,654

		2,158,124

	Multi-Line Retail – 0.64%
19,500	Stage Stores, Inc.	410,670

	Multi-Utilities – 0.99%
17,500	Northwestern Corp.	634,025

	Oil, Gas & Consumable Fuels – 2.94%
23,000	Berry Petroleum Co.	934,490
26,600	World Fuel Services Corp.	947,226

		1,881,716

	Paper & Forest Products – 1.23%
27,400	Neenah Paper, Inc.	784,736

Shares		Value
	Real Estate Investment Trusts (REITs) – 11.00%
9,900	Equity Lifestyle Properties, Inc.	$674,388
30,000	Government Properties Income Trust	702,000
30,300	Healthcare Realty Trust, Inc.	698,415
61,300	Sabra Health Care REIT, Inc.	1,226,613
12,700	Sovran Self Storage, Inc.	734,695
50,000	Spirit Reality Capital, Inc. (a)	775,000
78,200	STAG Industrial, Inc.	1,271,532
112,800	Summit Hotel Properties, Inc.	963,312

		7,045,955

	Semiconductors & Semiconductor Equipment – 1.12%
76,600	Cohu, Inc.	719,274

	Software – 0.70%
11,900	Jack Henry & Associates, Inc.	451,010

	Specialty Retail – 3.01%
9,800	Aaron’s, Inc.	272,538
22,300	Destination Maternity Corp.	417,010
34,900	Foot Locker, Inc.	1,238,950

		1,928,498

	Textiles, Apparel & Luxury Goods – 1.01%
43,800	R.G. Barry Corp.	645,612

	Thrifts & Mortgage Finance – 8.59%
53,100	Franklin Financial Corp. (a)	905,886
14,900	Iberiabank Corp.	682,420
78,500	Northwest Bancshares, Inc.	960,055
62,000	Oritani Financial Corp.	933,100
40,000	Territorial Bancorp, Inc.	918,000
57,400	Viewpoint Financial Group	1,100,358

		5,499,819

	Trading Companies & Distributors – 2.85%
26,600	Kaman Corp.	953,876
28,500	Textainer Group Holdings Ltd.	870,675

		1,824,551

	Transportation Infrastructure – 1.67%
25,800	Macquarie Infrastructure Company LLC	1,070,184

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	Water Utilities – 1.21%
31,200	Aqua America, Inc.	$772,512

	Total Common Stocks (Cost $53,816,176)	$61,237,486

	PREFERRED STOCKS – 0.51%
	Real Estate Investment Trusts (REITs) – 0.51%
6,050	Strategic Hotels & Resorts, Inc., Series B, 8.25%	$151,190
7,050	Strategic Hotels & Resorts, Inc., Series C, 8.25%	176,955

	Total Preferred Stocks (Cost $336,787)	$328,145

	EXCHANGE TRADED FUNDS – 0.29%
	Funds, Trusts & Other Financial Vehicles – 0.29%
2,500	iShares Russell 2000 Value Index Fund	$184,850

	Total Exchange Traded Funds (Cost $172,265)	$184,850

	SHORT TERM INVESTMENTS – 2.90%
	Money Market Funds – 2.90%
1,855,781	Fidelity Government Portfolio, 0.01%	$1,855,781

	Total Short Term Investments (Cost $1,855,781)	$1,855,781

	Total Investments – 99.32%
	(Cost $56,181,009)	$63,606,262
	Other Assets in Excess of Liabilities – 0.68%	438,073

	TOTAL NET ASSETS – 100.00%	$64,044,335

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2012

Shares		Value
	COMMON STOCKS – 99.81%
	Aerospace & Defense – 0.98%
190,000	GenCorp, Inc. (a)	$1,803,100

	Building Products – 1.17%
37,500	A.O. Smith Corporation	2,157,750

	Capital Markets – 4.88%
80,000	Epoch Holding Corp.	1,848,000
76,000	Invesco Ltd.	1,899,240
113,500	KBW, Inc.	1,869,345
142,600	Manning & Napier, Inc.	1,738,294
104,000	Safeguard Scientifics, Inc. (a)	1,631,760

		8,986,639

	Chemicals – 4.12%
26,500	Ashland, Inc.	1,897,400
119,500	Chemtura Corp. (a)	2,057,790
74,000	Tronox Ltd.	1,676,100
33,000	W.R. Grace & Co. (a)	1,949,640

		7,580,930

	Commercial Banks – 3.02%
140,000	Associated Banc Corp.	1,843,800
210,000	Boston Private Financial Holdings, Inc.	2,013,900
45,000	Wintrust Financial Corp.	1,690,650

		5,548,350

	Commercial Services & Supplies – 4.04%
181,000	A.T. Cross Company (a)	1,804,570
59,000	Avery Dennison Corp.	1,877,380
59,000	Corrections Corporation of America	1,973,550
52,000	Iron Mountain, Inc.	1,773,720

		7,429,220

	Construction & Engineering – 2.04%
48,000	Chicago Bridge & Iron Co. – ADR	1,828,320
75,500	The Babcock & Wilcox Co. (a)	1,922,985

		3,751,305

	Consumer Finance – 1.04%
48,000	Discover Financial Services	1,907,040

Shares		Value
	Diversified Financial Services – 4.54%
50,000	CIT Group, Inc. (a)	$1,969,500
97,000	Fidelity National Financial, Inc.	2,074,830
112,000	PHH Corp. (a)	2,279,200
55,000	Walter Investment Management Corp.	2,035,550

		8,359,080

	Electric Utilities – 1.03%
90,000	PNM Resources, Inc.	1,892,700

	Electrical Equipment – 1.08%
33,000	Franklin Electric, Inc.	1,996,170

	Electronic Equipment – 0.97%
78,000	Generac Holdings, Inc.	1,785,420

	Energy Equipment & Services – 0.98%
25,000	Dril-Quip, Inc. (a)	1,797,000

	Food Products – 3.17%
113,000	Darling International, Inc. (a)	2,066,770
66,000	Hillshire Brands Co.	1,767,480
27,500	Ralcorp Holdings, Inc. (a)	2,007,500

		5,841,750

	Gas Utilities – 0.99%
90,000	Questar Corp.	1,829,700

	Health Care Equipment & Supplies – 4.54%
32,500	Covidien Plc	1,931,150
63,500	Hill-Rom Holdings, Inc.	1,845,310
235,000	Symmetry Medical, Inc. (a)	2,324,150
102,000	Wright Medical Group, Inc. (a)	2,255,220

		8,355,830

	Health Care Providers & Services – 2.04%
45,000	Cardinal Health, Inc.	1,753,650
70,000	Hanger Orthopedic Group, Inc. (a)	1,997,100

		3,750,750

	Home Furnishings – 1.14%
78,000	Fortune Brands Home & Security, Inc. (a)	2,106,780

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	Hotels, Restaurants & Leisure – 8.48%
324,000	Carrols Restaurant Group, Inc. (a)	$1,866,240
405,000	Denny’s Corp. (a)	1,964,250
35,500	DineEquity, Inc. (a)	1,988,000
113,097	Fiesta Restaurant Group, Inc. (a)	1,794,850
44,000	Gaylord Entertainment Co. (a)	1,739,320
280,000	Krispy Kreme Doughnuts, Inc. (a)	2,220,400
64,000	Marriott Vacations Worldwide Corp. (a)	2,305,280
33,000	Wyndham Worldwide Corp.	1,731,840

		15,610,180

	Household Durables – 5.63%
38,500	Jarden Corp.	2,034,340
170,000	KB Home	2,439,500
49,500	Meritage Homes Corp. (a)	1,882,485
134,000	Pulte Group, Inc. (a)	2,077,000
58,000	Toll Brothers, Inc. (a)	1,927,340

		10,360,665

	Industrial Conglomerates – 0.96%
88,000	ITT Corp.	1,773,200

	Insurance – 2.17%
51,000	Arthur J. Gallagher & Co.	1,826,820
100,000	First American Financial Corp.	2,167,000

		3,993,820

	IT Services – 1.08%
28,500	Wright Express Corp. (a)	1,987,020

	Machinery – 11.26%
103,000	Briggs & Stratton Corp.	1,923,010
34,738	Cascade Corp.	1,901,558
59,000	Colfax Corp. (a)	2,163,530
46,000	EnPro Industries, Inc. (a)	1,656,460
113,500	John Bean Technologies Corp.	1,853,455
56,000	L.B. Foster Co.	1,811,040
43,000	Tennant Co.	1,841,260
88,000	Terex Corp. (a)	1,987,040
98,000	Titan International, Inc.	1,730,680
63,000	Trinity Industries, Inc.	1,888,110
24,500	Wabtec Corp.	1,967,105

		20,723,248

Shares		Value
	Media – 3.11%
236,000	Belo Corp.	$1,847,880
51,000	Lamar Advertising Co. (a)	1,890,060
49,000	Madison Square Garden, Inc. (a)	1,973,230

		5,711,170

	Metals & Mining – 2.15%
33,000	Kaiser Aluminum Corp.	1,926,870
126,000	Suncoke Energy, Inc. (a)	2,031,120

		3,957,990

	Multiline Retail – 0.98%
35,000	Dollar General Corp. (a)	1,803,900

	Multi-Utilities – 0.92%
45,000	Wisconsin Energy Corp.	1,695,150

	Oil, Gas & Consumable Fuels – 2.97%
19,500	Concho Resources, Inc. (a)	1,847,625
24,000	Continental Resources, Inc. (a)	1,845,600
60,000	Oasis Petroleum, Inc. (a)	1,768,200

		5,461,425

	Paper & Forest Products – 0.94%
26,500	Deltic Timber Corp.	1,729,390

	Real Estate Investment Trusts (REITs) – 2.01%
90,000	Sabra Health Care REIT, Inc.	1,800,900
122,406	Spirit Reality Capital, Inc. (a)	1,897,293

		3,698,193

	Road & Rail – 4.13%
126,000	Avis Budget Group, Inc. (a)	1,937,880
23,500	Canadian Pacific Railway Ltd.	1,947,915
27,000	Genesee & Wyoming, Inc. (a)	1,805,220
25,200	Kansas City Southern	1,909,656

		7,600,671

	Software – 2.00%
295,000	Comverse Technology, Inc. (a)	1,814,250
120,000	Monotype Imaging Holdings, Inc. (a)	1,870,800

		3,685,050

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	Specialty Retail – 3.21%
62,000	Aaron’s, Inc.	$1,724,220
54,000	Foot Locker, Inc.	1,917,000
75,000	Penske Automotive Group, Inc.	2,256,750

		5,897,970

	Textiles, Apparel & Luxury Goods – 0.97%
56,000	Hanesbrands, Inc. (a)	1,785,280

	Thrifts & Mortgage Finance – 3.91%
144,599	Capitol Federal Financial	1,729,404
146,000	Northwest Bancshares, Inc.	1,785,580
121,000	Oritani Financial Corp.	1,821,050
80,000	Territorial Bancorp, Inc.	1,836,000

		7,172,034

	Transportation Infrastructure – 1.16%
51,000	Macquarie Infrastructure Company LLC	2,115,480

	Total Common Stocks (Cost $140,563,270)	$183,641,350

Contracts
	WARRANTS – 0.01%
	Oil, Gas & Consumable Fuels – 0.01%
22,500	Magnum Hunter Resources Corp.
	Expiration: August 29, 2013, Exercise Price: $10.50 (b)	$12,375

	Total Warrants (Cost $0)	$12,375

Shares		Value
	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
800	Fidelity Government Portfolio, 0.01%	$800

	Total Short Term Investments (Cost $800)	$800

	Total Investments – 99.82%
	(Cost $140,564,070)	$183,654,525
	Other Assets in Excess of Liabilities – 0.18%	340,680

	TOTAL NET ASSETS – 100.00%	$183,995,205

Percentages are stated as a percent of net assets.

ADR – American	Depository Receipt

(a)	Non-income producing security.

(b)	As of September 30, 2012, the Adviser fair valued this security in accordance with fair valuation procedures established by the Corporation’s Board of Directors. The value of this security was $12,375, which represented 0.01% of total net assets of the Fund.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2012

Shares		Value
	COMMON STOCKS – 99.95%
	Beverages – 1.67%
16,500	Beam, Inc.	$949,410

	Capital Markets – 4.30%
22,100	Ameriprise Financial, Inc.	1,252,849
47,500	Invesco Ltd.	1,187,025

		2,439,874

	Chemicals – 9.40%
15,400	Ashland, Inc.	1,102,640
19,800	FMC Corp.	1,096,524
21,500	Rockwood Holdings, Inc.	1,001,900
38,000	Tronox Ltd.	860,700
21,500	W.R. Grace & Co. (a)	1,270,220

		5,331,984

	Commercial Banks – 1.67%
16,000	BOK Financial Corp.	945,600

	Commercial Services & Supplies – 3.12%
36,000	Iron Mountain, Inc.	1,227,960
15,000	The ADT Corporation (a)	540,000

		1,767,960

	Construction & Engineering – 5.45%
40,200	The Babcock & Wilcox Co. (a)	1,023,894
34,500	KBR, Inc.	1,028,790
42,000	Quanta Services, Inc. (a)	1,037,400

		3,090,084

	Consumer Finance – 2.24%
32,000	Discover Financial Services	1,271,360

	Containers & Packaging – 1.85%
14,500	Rock-Tenn Co.	1,046,610

	Diversified Financial Services – 3.63%
32,000	CIT Group, Inc. (a)	1,260,480
35,000	Leucadia National Corp.	796,250

		2,056,730

	Energy Equipment & Services – 3.17%
21,000	FMC Technologies, Inc. (a)	972,300
19,900	Unit Corp. (a)	825,850

		1,798,150

	Food Products – 1.87%
14,500	Ralcorp Holdings, Inc. (a)	1,058,500

Shares		Value
	Gas Utilities – 1.25%
35,000	Questar Corp.	$711,550

	Health Care Equipment & Supplies – 1.36%
20,300	DENTSPLY International, Inc.	774,242

	Health Care Providers & Services – 1.79%
26,300	AmerisourceBergen Corp.	1,018,073

	Home Furnishings – 1.79%
37,500	Fortune Brands Home & Security, Inc. (a)	1,012,875

	Hotels, Restaurants & Leisure – 3.59%
85,000	MGM Resorts International (a)	913,750
21,400	Wyndham Worldwide Corp.	1,123,072

		2,036,822

	Household Durables – 5.92%
14,100	Jarden Corp.	745,044
21,200	Lennar Corp.	737,124
13,000	Pentair, Inc.	578,630
39,000	Toll Brothers, Inc. (a)	1,295,970

		3,356,768

	Industrial Conglomerates – 1.76%
49,650	ITT Corp.	1,000,448

	Insurance – 9.91%
35,500	Arthur J. Gallagher & Co.	1,271,610
28,600	HCC Insurance Holdings, Inc.	969,254
15,700	PartnerRe Ltd.	1,166,196
17,500	Reinsurance Group of America, Inc.	1,012,725
32,000	W.R. Berkley Corp.	1,199,680

		5,619,465

	IT Services – 5.95%
47,000	Broadridge Financial Solutions, Inc.	1,096,510
38,000	Fidelity National Information Services, Inc.	1,186,360
14,500	Teradata Corp. (a)	1,093,445

		3,376,315

	Machinery – 1.60%
15,000	Gardner Denver, Inc.	906,150

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	Media – 6.31%
16,000	AMC Networks, Inc. (a)	$696,320
22,000	Lamar Advertising Co. (a)	815,320
19,000	McGraw-Hill Companies	1,037,210
16,800	Scripps Networks Interactive, Inc.	1,028,664

		3,577,514

	Multiline Retail – 1.95%
22,900	Dollar Tree, Inc. (a)	1,105,497

	Multi-Utilities – 3.33%
18,100	OGE Energy Corp.	1,003,826
23,500	Wisconsin Energy Corp.	885,245

		1,889,071

	Oil, Gas & Consumable Fuels – 2.93%
7,000	Concho Resources, Inc. (a)	663,250
13,000	Continental Resources, Inc. (a)	999,700

		1,662,950

	Pharmaceuticals – 2.05%
10,000	Perrigo Co.	1,161,700

	Road & Rail – 3.53%
9,500	Canadian Pacific Railway Ltd.	787,455
16,000	Kansas City Southern	1,212,480

		1,999,935

	Specialty Retail – 2.84%
8,400	Advance Auto Parts, Inc.	574,896
15,000	PetSmart, Inc.	1,034,700

		1,609,596

	Textiles, Apparel & Luxury Goods – 1.69%
30,000	Hanesbrands, Inc. (a)	956,400

	Water Utilities – 2.03%
31,000	American Water Works Co., Inc.	1,148,860

	Total Common Stocks (Cost $40,141,161)	$56,680,493

Shares		Value
	SHORT TERM INVESTMENTS – 1.08%
	Money Market Funds – 1.08%
613,182	Fidelity Government Portfolio, 0.01%	$613,182

	Total Short Term Investments (Cost $613,182)	$613,182

	Total Investments – 101.03%
	(Cost $40,754,343)	$57,293,675
	Liabilities in Excess of Other Assets – (1.03)%	(586,710)

	TOTAL NET ASSETS – 100.00%	$56,706,965

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2012

Shares		Value
	COMMON STOCKS – 96.64%
	Aerospace & Defense – 0.49%
4,300	Exelis, Inc.	$44,462

	Auto Components – 1.36%
2,000	Autoliv, Inc.	123,940

	Capital Markets – 3.61%
2,200	Ameriprise Financial, Inc.	124,718
4,600	Federated Investors, Inc.	95,174
4,400	Legg Mason, Inc.	108,592

		328,484

	Chemicals – 4.27%
2,300	FMC Corp.	127,374
5,200	RPM International, Inc.	148,408
2,600	Scotts Miracle-Gro Co.	113,022

		388,804

	Commercial Banks – 5.60%
9,500	Associated Banc Corp.	125,115
2,700	BOK Financial Corp.	159,570
4,100	Comerica, Inc.	127,305
9,735	Valley National Bancorp	97,545

		509,535

	Commercial Services & Supplies – 4.92%
1,900	Dun & Bradstreet Corp.	151,278
5,800	Iron Mountain, Inc.	197,838
3,600	Republic Services, Inc.	99,036

		448,152

	Consumer Finance – 2.27%
5,200	Discover Financial Services	206,596

	Containers & Packaging – 2.59%
2,900	Bemis, Inc.	91,263
2,000	Rock-Tenn Co.	144,360

		235,623

	Electric Utilities – 1.24%
3,800	Westar Energy, Inc.	112,708

	Food Products – 6.34%
3,500	Campbell Soup Co.	121,870
6,100	ConAgra Foods, Inc.	168,299
2,700	Ingredion, Inc.	148,932
1,600	J.M. Smucker Co.	138,128

		577,229

Shares		Value
	Gas Utilities – 4.64%
2,400	National Fuel Gas Co.	$129,696
7,350	Questar Corp.	149,425
4,500	UGI Corp.	142,875

		421,996

	Health Care Equipment & Supplies – 1.66%
2,200	Teleflex, Inc.	151,448

	Health Care Providers & Services – 3.44%
3,700	AmerisourceBergen Corp.	143,227
3,600	CIGNA Corp.	169,812

		313,039

	Hotels, Restaurants & Leisure – 2.25%
3,900	Wyndham Worldwide Corp.	204,672

	Industrial Conglomerates – 1.32%
5,950	ITT Corp.	119,892

	Insurance – 6.87%
4,900	Arthur J. Gallagher & Co.	175,518
6,500	Lincoln National Corp.	157,235
1,600	PartnerRe Ltd.	118,848
3,000	Reinsurance Group of America, Inc.	173,610

		625,211

	IT Services – 3.44%
5,900	Broadridge Financial Solutions, Inc.	137,647
7,400	Total System Services, Inc.	175,380

		313,027

	Machinery – 2.10%
2,000	Snap-On, Inc.	143,740
1,900	Xylem, Inc.	47,785

		191,525

	Media – 3.11%
9,400	Gannett, Inc.	166,850
1,900	Scripps Networks Interactive, Inc.	116,337

		283,187

	Multi-Utilities – 3.10%
2,200	OGE Energy Corp.	122,012

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	Multi-Utilities – (continued)
4,250	Wisconsin Energy Corp.	$160,098

		282,110

	Oil, Gas & Consumable Fuels – 8.46%
4,000	Cabot Oil & Gas Corp.	179,600
2,500	El Paso Pipeline Partners, L.P.	93,050
2,200	EQT Corp.	129,800
4,400	HollyFrontier Corp.	181,588
3,100	Linn Energy LLC	127,844
1,800	Walter Energy, Inc.	58,428

		770,310

	Real Estate Investment Trusts (REITs) – 9.51%
1,700	Alexandria Real Estate Equities, Inc.	124,984
8,500	Duke Realty Corp.	124,950
2,700	Entertainment Properties Trust	119,961
5,000	Hospitality Properties Trust	118,900
4,100	Mack-Cali Realty Corp.	109,060
12,200	Retail Properties of America, Inc.	138,104
4,600	Weingarten Realty Investors	129,306

		865,265

	Real Estate Management & Development – 1.24%
6,800	Brookfield Office Properties, Inc.	112,608

	Road & Rail – 1.12%
2,600	Ryder System, Inc.	101,556

	Semiconductors & Semiconductor Equipment – 1.50%
4,300	Linear Technology Corp.	136,955

	Software – 1.41%
3,400	Jack Henry & Associates, Inc.	128,860

	Specialty Retail – 3.57%
3,900	Aaron’s, Inc.	108,459
6,100	Foot Locker, Inc.	216,550

		325,009

	Textiles, Apparel & Luxury Goods – 0.94%
540	V.F. Corp.	86,054

Shares		Value
	Thrifts & Mortgage Finance – 2.23%
13,400	First Niagara Financial Group, Inc.	$108,406
7,800	People’s United Financial, Inc.	94,692

		203,098

	Water Utilities – 2.04%
5,000	American Water Works Co., Inc.	185,300

	Total Common Stocks (Cost $7,254,370)	$8,796,655

	EXCHANGE TRADED FUNDS – 0.99%
	Diversified Financial Services – 0.99%
1,850	iShares Russell Midcap Value Index Fund	$90,132

	Total Exchange Traded Funds (Cost $81,027)	$90,132

	SHORT TERM INVESTMENTS – 2.02%
	Money Market Funds – 2.02%
183,426	Fidelity Government Portfolio, 0.01%	$183,426

	Total Short Term Investments (Cost $183,426)	$183,426

	Total Investments – 99.65%
	(Cost $7,518,823)	$9,070,213
	Other Assets in Excess of Liabilities – 0.35%	32,000

	TOTAL NET ASSETS – 100.00%	$9,102,213

Percentages are stated as a percent of net assets.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2012

Shares		Value
	COMMON STOCKS – 99.98%
	Beverages – 1.46%
17,500	Pepsico, Inc.	$1,238,475

	Capital Markets – 4.43%
58,000	Epoch Holding Corp.	1,339,800
54,000	Invesco Ltd.	1,349,460
88,189	Manning & Napier, Inc.	1,075,024

		3,764,284

	Chemicals – 4.54%
18,500	Ashland, Inc.	1,324,600
23,000	FMC Corp.	1,273,740
27,000	Rockwood Holdings, Inc.	1,258,200

		3,856,540

	Commercial Banks – 6.23%
94,000	Associated Banc Corp.	1,237,980
28,000	Northern Trust Corp.	1,299,620
51,000	Suntrust Banks, Inc.	1,441,770
35,000	Wintrust Financial Corp.	1,314,950

		5,294,320

	Commercial Services & Supplies – 3.93%
34,500	Iron Mountain, Inc.	1,176,795
17,000	Pentair, Inc.	756,670
39,000	The ADT Corporation (a)	1,404,000

		3,337,465

	Computers & Peripherals – 1.43%
52,000	NCR Corp. (a)	1,212,120

	Construction & Engineering – 4.55%
31,000	Chicago Bridge & Iron Co. – ADR	1,180,790
57,000	Quanta Services, Inc. (a)	1,407,900
50,000	The Babcock & Wilcox Co. (a)	1,273,500

		3,862,190

	Consumer Finance – 1.52%
32,500	Discover Financial Services	1,291,225

	Diversified Financial Services – 3.01%
32,000	CIT Group, Inc. (a)	1,260,480

Shares		Value
	Diversified Financial Services – (continued)
35,000	Walter Investment Management Corp.	$1,295,350

		2,555,830

	Electrical Equipment – 1.58%
19,000	Regal Beloit Corp.	1,339,120

	Energy Equipment & Services – 1.61%
19,000	Dril-Quip, Inc. (a)	1,365,720

	Food Products – 3.61%
45,000	Hillshire Brands Co.	1,205,100
45,000	Kraft Foods, Inc.	1,860,750

		3,065,850

	Gas Utilities – 1.34%
56,000	Questar Corp.	1,138,480

	Health Care Equipment & Supplies – 6.41%
22,500	Covidien Plc	1,336,950
31,000	Medtronic, Inc.	1,336,720
20,000	Teleflex, Inc.	1,376,800
63,000	Wright Medical Group, Inc. (a)	1,392,930

		5,443,400

	Health Care Providers & Services – 7.22%
30,000	AmerisourceBergen Corp.	1,161,300
28,000	Cardinal Health, Inc.	1,091,160
22,000	Express Scripts Holding Co. (a)	1,378,740
15,500	Henry Schein, Inc. (a)	1,228,685
23,000	UnitedHealth Group, Inc.	1,274,430

		6,134,315

	Hotels, Restaurants & Leisure – 3.27%
207,500	Carrols Restaurant Group, Inc. (a)	1,195,200
100,000	Fiesta Restaurant Group, Inc. (a)	1,587,000

		2,782,200

	Household Durables – 3.11%
31,000	Lennar Corp.	1,077,870

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	Household Durables – (continued)
47,000	Toll Brothers, Inc. (a)	$1,561,810

		2,639,680

	Industrial Conglomerates – 6.32%
20,000	Dover Corp.	1,189,800
29,500	Eaton Corp.	1,394,170
65,850	ITT Corp.	1,326,877
26,000	Tyco International Ltd.	1,462,760

		5,373,607

	Insurance – 8.20%
15,000	Ace Ltd.	1,134,000
25,500	Aon Corp.	1,333,395
33,000	Arthur J. Gallagher & Co.	1,182,060
26,000	Hanover Insurance Group, Inc.	968,760
16,000	PartnerRe Ltd.	1,188,480
31,000	W.R. Berkley Corp.	1,162,190

		6,968,885

	IT Services – 2.78%
51,000	Broadridge Financial Solutions, Inc.	1,189,830
37,500	Fidelity National Information Services, Inc.	1,170,750

		2,360,580

	Media – 5.80%
19,500	Lamar Advertising Co. (a)	722,670
32,000	Madison Square Garden, Inc. (a)	1,288,640
27,000	McGraw-Hill Companies	1,473,930
23,500	Scripps Networks Interactive, Inc.	1,438,905

		4,924,145

	Metals & Mining – 1.65%
24,000	Kaiser Aluminum Corp.	1,401,360

	Multiline Retail – 1.34%
23,500	Dollar Tree, Inc. (a)	1,134,463

	Oil, Gas & Consumable Fuels – 3.26%
16,500	Continental Resources, Inc. (a)	1,268,850
43,000	Williams Companies, Inc.	1,503,710

		2,772,560

Shares		Value
	Personal Products – 1.34%
15,500	Mead Johnson Nutrition Co.	$1,135,840

	Pharmaceuticals – 3.22%
10,500	Perrigo Co.	1,219,785
61,000	Pfizer, Inc.	1,515,850

		2,735,635

	Road & Rail – 3.17%
8,000	Canadian Pacific Railway Ltd.	663,120
10,000	Genesee & Wyoming, Inc. (a)	668,600
11,500	Union Pacific Corp.	1,365,050

		2,696,770

	Software – 0.58%
80,000	Comverse Technology, Inc. (a)	492,000

	Specialty Retail – 1.50%
51,000	Sally Beauty Holdings, Inc. (a)	1,279,590

	Textiles, Apparel & Luxury Goods – 1.57%
42,000	Hanesbrands, Inc. (a)	1,338,959

	Total Common Stocks (Cost $63,451,792)	$84,935,608

	SHORT TERM INVESTMENTS – 1.63%
	Money Market Funds – 1.63%
1,384,841	Fidelity Government Portfolio, 0.01%	$1,384,841

	Total Short Term Investments (Cost $1,384,841)	$1,384,841

	Total Investments – 101.61%
	(Cost $64,836,633)	$86,320,449
	Liabilities in Excess of Other Assets – (1.61)%	(1,364,507)

	TOTAL NET ASSETS – 100.00%	$84,955,942

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Percentages are stated as a percent of net assets.

ADR	– American Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2012

Shares		Value
	COMMON STOCKS – 99.62%
	Aerospace & Defense – 1.05%
26,000	GenCorp, Inc. (a)	$246,740

	Building Products – 1.10%
4,500	A.O. Smith Corporation	258,930

	Capital Markets – 5.13%
10,500	Epoch Holding Corp.	242,550
10,000	Invesco Ltd.	249,900
15,000	KBW, Inc.	247,050
19,000	Manning & Napier, Inc.	231,610
15,000	Safeguard Scientifics, Inc. (a)	235,350

		1,206,460

	Chemicals – 4.10%
3,500	Ashland, Inc.	250,600
14,500	Chemtura Corp. (a)	249,690
9,000	Tronox Ltd.	203,850
4,400	W.R. Grace & Co. (a)	259,952

		964,092

	Commercial Banks – 2.06%
27,000	Boston Private Financial Holdings, Inc.	258,930
6,000	Wintrust Financial Corp.	225,420

		484,350

	Commercial Services & Supplies – 4.28%
25,000	A.T. Cross Company (a)	249,250
7,300	Avery Dennison Corp.	232,286
7,500	Corrections Corporation of America	250,875
8,000	Iron Mountain, Inc.	272,880

		1,005,291

	Construction & Engineering – 2.03%
6,500	Chicago Bridge & Iron Co. – ADR	247,585
9,000	The Babcock & Wilcox Co. (a)	229,230

		476,815

	Consumer Finance – 1.10%
6,500	Discover Financial Services	258,245

	Diversified Financial Services – 4.31%
6,400	CIT Group, Inc. (a)	252,096
12,000	Fidelity National Financial, Inc.	256,680

Shares		Value
	Diversified Financial Services – (continued)
13,000	PHH Corp. (a)	$264,550
6,500	Walter Investment Management Corp.	240,565

		1,013,891

	Elecontronic Equipment – 0.94%
9,700	Generac Holdings, Inc.	222,033

	Electric Utilities – 0.76%
8,500	PNM Resources, Inc.	178,755

	Electrical Equipment – 1.11%
4,300	Franklin Electric, Inc.	260,107

	Energy Equipment & Services – 1.04%
3,400	Dril-Quip, Inc. (a)	244,392

	Food Products – 3.28%
14,200	Darling International, Inc. (a)	259,718
9,000	Hillshire Brands Co.	241,020
3,700	Ralcorp Holdings, Inc. (a)	270,100

		770,838

	Gas Utilities – 1.09%
12,600	Questar Corp.	256,158

	Health Care Equipment & Supplies – 4.38%
4,100	Covidien Plc	243,622
8,700	Hill-Rom Holdings, Inc.	252,822
27,000	Symmetry Medical, Inc. (a)	267,030
12,000	Wright Medical Group, Inc. (a)	265,320

		1,028,794

	Health Care Providers & Services – 1.93%
5,000	Cardinal Health, Inc.	194,850
9,100	Hanger Orthopedic Group, Inc. (a)	259,623

		454,473

	Home Furnishings – 1.03%
9,000	Fortune Brands Home & Security, Inc. (a)	243,090

	Hotels, Restaurants & Leisure – 8.55%
42,500	Carrols Restaurant Group, Inc. (a)	244,800
50,000	Denny’s Corp. (a)	242,500

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	Hotels, Restaurants & Leisure – (continued)
4,700	DineEquity, Inc. (a)	$263,200
15,000	Fiesta Restaurant Group, Inc. (a)	238,050
6,200	Gaylord Entertainment Co. (a)	245,086
32,000	Krispy Kreme Doughnuts, Inc. (a)	253,760
7,200	Marriott Vacations Worldwide Corp. (a)	259,344
5,000	Wyndham Worldwide Corp.	262,400

		2,009,140

	Household Durables – 5.56%
5,000	Jarden Corp.	264,200
19,000	KB Home	272,650
6,500	Meritage Homes Corp. (a)	247,195
16,500	Pulte Group, Inc. (a)	255,750
8,000	Toll Brothers, Inc. (a)	265,840

		1,305,635

	Industrial Conglomerates – 1.03%
12,000	ITT Corp.	241,800

	Insurance – 2.17%
7,000	Arthur J. Gallagher & Co.	250,740
12,000	First American Financial Corp.	260,040

		510,780

	IT Services – 1.13%
3,800	Wright Express Corp. (a)	264,936

	Machinery – 11.52%
13,000	Briggs & Stratton Corp.	242,710
5,000	Cascade Corp.	273,700
7,500	Colfax Corp. (a)	275,025
6,500	EnPro Industries, Inc. (a)	234,065
14,000	John Bean Technologies Corp.	228,620
7,500	L.B. Foster Co.	242,550
6,000	Tennant Co.	256,920
11,400	Terex Corp. (a)	257,412
11,500	Titan International, Inc.	203,090
7,900	Trinity Industries, Inc.	236,763
3,200	Wabtec Corp.	256,928

		2,707,783

Shares		Value
	Media – 3.23%
33,500	Belo Corp.	$262,305
6,700	Lamar Advertising Co. (a)	248,302
6,200	Madison Square Garden, Inc. (a)	249,674

		760,281

	Metals & Mining – 2.16%
4,400	Kaiser Aluminum Corp.	256,916
15,500	Suncoke Energy, Inc. (a)	249,860

		506,776

	Multiline Retail – 1.10%
5,000	Dollar General Corp. (a)	257,700

	Multi-Utilities – 0.96%
6,000	Wisconsin Energy Corp.	226,020

	Oil, Gas & Consumable Fuels – 2.91%
2,300	Concho Resources, Inc. (a)	217,925
3,000	Continental Resources, Inc. (a)	230,700
8,000	Oasis Petroleum, Inc. (a)	235,760

		684,385

	Paper & Forest Products – 0.97%
3,500	Deltic Timber Corp.	228,410

	Real Estate Investment Trusts (REITs) – 1.94%
12,500	Sabra Health Care REIT, Inc.	250,125
13,300	Spirit Reality Capital, Inc. (a)	206,150

		456,275

	Road & Rail – 4.31%
15,500	Avis Budget Group, Inc. (a)	238,390
3,200	Canadian Pacific Railway Ltd.	265,248
4,000	Genesee & Wyoming, Inc. (a)	267,440
3,200	Kansas City Southern	242,496

		1,013,574

	Software – 1.72%
25,000	Comverse Technology, Inc. (a)	153,750
16,000	Monotype Imaging Holdings, Inc. (a)	249,440

		403,190

	Specialty Retail – 3.10%
8,000	Aaron’s, Inc.	222,480
6,600	Foot Locker, Inc.	234,300
9,000	Penske Automotive Group, Inc.	270,810

		727,590

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	Textiles, Apparel & Luxury Goods – 1.09%
8,000	Hanesbrands, Inc. (a)	$255,040

	Thrifts & Mortgage Finance – 4.30%
20,000	Capitol Federal Financial	239,200
21,500	Northwest Bancshares, Inc.	262,945
17,000	Oritani Financial Corp.	255,850
11,000	Territorial Bancorp, Inc.	252,450

		1,010,445

	Transportation Infrastructure – 1.15%
6,500	Macquarie Infrastructure Company LLC	269,619

	Total Common Stocks (Cost $18,246,365)	$23,412,833

Contracts
	PURCHASED OPTIONS – 1.13%
	Put Options – 1.13%
70	CBOE Russell 2000 Index Expiration: December 2012, Exercise Price: $850.00	$265,650

	Total Purchased Options (Cost $217,210)	$265,650

	WARRANTS – 0.01%
	Oil, Gas & Consumable Fuels – 0.01%
4,000	Magnum Hunter Resources Corp. Expiration: August 29, 2013, Exercise Price: $10.50 (b)	$2,200

	Total Warrants (Cost $0)	$2,200

Shares		Value
	SHORT TERM INVESTMENTS – 0.03%
	Money Market Funds – 0.03%
7,879	Fidelity Government Portfolio, 0.01%	$7,879

	Total Short Term Investments (Cost $7,879)	$7,879

	Total Investments – 100.79%
	(Cost $18,471,454)	$23,688,562
	Liabilities in Excess of Other Assets – (0.79)%	(186,707)

	TOTAL NET ASSETS – 100.00%	$23,501,855

Percentages are stated as a percent of net assets.

ADR	– American Depository Receipt

(a)	Non-income producing security.

(b)	As of September 30, 2012, the Adviser fair valued this security in accordance with fair valuation procedures established by the Corporation’s Board of Directors. The value of this security was $2,200, which represented 0.01% of total net assets of the Fund.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF OPTIONS WRITTEN

September 30, 2012

Contracts		Value
	Call Options
70	CBOE Russell 2000 Index
	Expiration: December 2012, Exercise Price: $850.00	$160,650

	Total Written Options (Premium received $258,860)	$160,650

The accompanying notes are an integral part of these financial statements.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2012

Small Cap Value Fund
ASSETS:
Investments, at value (1)(4)
Unaffiliated issuers	$2,528,290,876
Affiliated issuers	136,766,261
Cash	21,569
Receivable for investments sold	18,190,328
Receivable for shares issued	3,059,846
Dividends and interest receivable	1,592,787
Prepaid expenses and other assets	24,118

Total Assets	2,687,945,785

LIABILITIES:
Options written, at value (2)	—
Payable for investments purchased	13,160,149
Payable for shares redeemed	5,378,611
Payable upon return of securities on loan	30,098,983
Payable on line of credit	1,147,000
Payable to Adviser	2,045,884
Payable to Directors	113,664
Accrued 12b-1 fees - Class A	295,160
Other accrued expenses	964,639

Total Liabilities	53,204,090

NET ASSETS	$2,634,741,695

NET ASSETS CONSIST OF:
Capital stock	$2,966,572,248
Accumulated undistributed net investment income/(loss)	3,876,733
Accumulated undistributed net realized gain/(loss) on investments	(1,050,588,331)
Net unrealized appreciation on investments and non-interested Directors’ deferred compensation	714,881,045

NET ASSETS	$2,634,741,695

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000
Issued and outstanding	66,953,894
NET ASSETS	$1,808,212,754
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$27.01

MAXIMUM OFFERING PRICE PER SHARE (3)	$28.28

Class I Shares
Authorized	100,000,000
Issued and outstanding	30,300,114
NET ASSETS	$826,528,941
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$27.28

(1) Cost of Investments
Unaffiliated issuers	$1,811,878,696
Affiliated issuers	138,268,201

(2) Cost of Written Options	$—

(3)	Includes a sales load of 4.50% (see Note 7).
(4)	See Note 2F of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

September 30, 2012

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$63,606,262	$183,654,525	$57,293,675	$9,070,213	$86,320,449	$23,688,562
—	—	—	—	—	—
—	2,040	—	809	1,318	276
623,329	411,581	—	—	1,255,309	55,742
426,061	1,014,882	79,997	—	12,612	—
128,465	109,085	53,660	22,361	97,059	14,867
9,098	22,536	15,416	35,390	14,111	11,611

64,793,215	185,214,649	57,442,748	9,128,773	87,700,858	23,771,058

—	—	—	—	—	160,650
484,771	383,208	568,561	—	2,571,857	55,339
173,498	257,313	80,277	200	55,676	—
—	—	—	—	—	—
—	361,000	—	—	—	—
39,178	131,020	38,954	—	61,332	18,701
1,747	9,637	219	577	3,880	—
6,115	12,157	8,496	1,083	9,021	2,130
43,571	65,109	39,276	24,700	43,150	32,383

748,880	1,219,444	735,783	26,560	2,744,916	269,203

$64,044,335	$183,995,205	$56,706,965	$9,102,213	$84,955,942	$23,501,855

$55,134,746	$141,558,613	$88,539,242	$7,586,795	$93,245,973	$19,365,983
(914)	(410,854)	(1,446)	6,940	162,555	(159,156)
1,485,620	(241,665)	(48,369,562)	(42,870)	(29,935,586)	(1,020,004)
7,424,883	43,089,111	16,538,731	1,551,348	21,483,000	5,315,032

$64,044,335	$183,995,205	$56,706,965	$9,102,213	$84,955,942	$23,501,855

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
2,290,979	5,388,576	3,779,601	454,177	4,118,554	1,370,910
$32,549,372	$65,283,250	$41,860,947	$5,721,055	$52,580,470	$11,936,890
$14.21	$12.12	$11.08	$12.60	$12.77	$8.71

$14.88	$12.69	$11.60	$13.19	$13.37	$9.12

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
2,214,384	9,688,901	1,327,174	268,407	2,511,737	1,316,488
$31,494,963	$118,711,955	$14,846,018	$3,381,158	$32,375,472	$11,564,965
$14.22	$12.25	$11.19	$12.60	$12.89	$8.78

$56,181,009	$140,564,070	$40,754,343	$7,518,823	$64,836,633	$18,471,454
—	—	—	—	—	—

$—	$—	$—	$—	$—	$(258,860)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2012

Small Cap Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$37,736,935
Affiliated issuers	2,971,179
Less: Foreign withholding tax	(12,169)
Interest income	431
Securities Lending Income, net	577,462

Total Investment Income	41,273,838

EXPENSES:
Investment advisory fees	26,577,268
12b-1 fees - Class A	5,000,231
Shareholder servicing fees	1,420,959
Transfer agent fees and expenses	1,790,497
Federal and state registration fees	129,877
Audit expense	52,193
Fund accounting and administration fees	607,784
Directors’ fees	426,645
Custody fees	174,694
Reports to shareholders	408,282
Dividend expense	—
Organizational costs	—
Interest expense	229,767
Other	466,451

Total expenses before reimbursement	37,284,648
Reimbursement of expenses by Adviser	—

NET EXPENSES	37,284,648

NET INVESTMENT INCOME/(LOSS)	3,989,190

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments from sales of
Unaffiliated issuers	185,099,528
Affiliated issuers	(61,852,052)
Securities sold short	—
Written options	—
Futures contracts	—
Change in net unrealized appreciation on investments and non-interested Directors’ deferred compensation	700,482,908

Net gain on Investments	823,730,384

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$827,719,574

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

For the Year Ended September 30, 2012

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$1,396,031	$1,551,053	$731,661	$225,020	$1,205,477	$218,537
—	—	—	—	—	—
—	(4,793)	(2,271)	(523)	(3,090)	(669)
102	78	15	13	17	3
—	—	—	—	—	—

1,396,133	1,546,338	729,405	224,510	1,202,404	217,871

477,469	1,637,714	548,181	76,752	799,204	372,632
59,315	147,899	102,545	11,561	123,552	26,468
23,873	81,886	27,409	3,838	39,960	11,645
13,853	38,622	21,731	1,694	19,082	3,933
37,797	45,108	37,505	40,339	36,563	40,916
26,229	21,428	21,434	28,180	21,432	32,406
14,451	39,567	14,454	5,172	20,307	9,938
8,785	25,068	8,834	1,399	12,506	3,170
6,041	11,596	3,426	2,409	5,934	9,037
7,619	27,805	7,600	5,070	9,859	7,670
—	—	—	—	—	5,102
—	—	—	27,444	—	—
354	8,211	1,532	1,357	2,851	14,105
7,446	25,681	8,919	4,085	12,965	5,367

683,232	2,110,585	803,570	209,300	1,104,215	542,389
(79,248)	(87,481)	(74,565)	(108,882)	(66,726)	(114,766)

603,984	2,023,104	729,005	100,418	1,037,489	427,623

792,149	(476,766)	400	124,092	164,915	(209,752)

1,417,900	6,964,653	3,056,108	(42,911)	8,689,554	(1,393,823)
—	—	—	—	—	—
—	—	—	—	—	(66,100)
—	—	—	—	—	114,798
—	—	—	—	—	(374,330)
8,658,933	46,195,816	10,932,486	1,551,348	13,218,400	5,205,325

10,076,833	53,160,469	13,988,594	1,508,437	21,907,954	3,485,870

$10,868,982	$52,683,703	$13,988,994	$1,632,529	$22,072,869	$3,276,118

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011
OPERATIONS:
Net investment income/(loss)	$3,989,190	$(8,320,360)
Net realized gain/(loss) on investments	123,247,476	282,483,176
Change in net unrealized appreciation on investments	700,482,908	(246,748,434)

Net increase/(decrease) in net assets resulting from operations	827,719,574	27,414,382

DISTRIBUTIONS:
Net investment income - Class A	—	—
Net investment income - Class I	—	—
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	—	—

CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	244,696,958	490,044,015
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(1,077,725,203)	(1,858,077,593)

Net increase/(decrease) from capital stock transactions	(833,028,245)	(1,368,033,578)

Class I Shares
Proceeds from shares issued	253,944,862	554,259,994
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(374,477,405)	(298,963,722)

Net increase/(decrease) from capital stock transactions	(120,532,543)	255,296,272

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(125,841,214)	(1,085,322,924)

NET ASSETS:
Beginning of period	2,760,582,909	3,845,905,833

End of period	$2,634,741,695	$2,760,582,909

Accumulated undistributed net investment income/(loss)	$3,876,733	$(112,457)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	10,014,032	19,741,371
Issued to shareholder in reinvestment of dividends	—	—
Shares redeemed	(44,052,229)	(75,617,580)

Net increase/(decrease) from capital stock transactions	(34,038,197)	(55,876,209)

Class I Shares
Shares sold	10,412,331	22,411,590
Issued to shareholder in reinvestment of dividends	—	—
Shares redeemed	(14,934,266)	(12,239,999)

Net increase/(decrease) from capital stock transactions	(4,521,935)	10,171,591

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

$792,149	$415,065	$(476,766)	$(368,505)
1,417,900	1,070,082	6,964,653	104,011
8,658,933	(2,803,731)	46,195,816	(15,196,284)

10,868,982	(1,318,584)	52,683,703	(15,460,778)

(378,833)	(171,570)	—	—
(441,260)	(279,064)	—	—
(458,950)	(211,858)	—	—
(453,552)	(442,653)	—	—

(1,732,595)	(1,105,145)	—	—

18,589,888	15,976,940	13,607,198	19,364,154
798,715	337,809	—	—
(5,403,411)	(4,463,501)	(14,065,365)	(22,750,207)

13,985,192	11,851,248	(458,167)	(3,386,053)

10,137,412	3,259,956	61,212,000	71,586,970
893,290	720,288	—	—
(1,010,877)	(150,960)	(48,349,342)	(18,014,564)

10,019,825	3,829,284	12,862,658	53,572,406

33,141,404	13,256,803	65,088,194	34,725,575

30,902,931	17,646,128	118,907,011	84,181,436

$64,044,335	$30,902,931	$183,995,205	$118,907,011

$(914)	$(602)	$(410,854)	$(2,773)

1,385,307	1,232,863	1,253,193	1,838,541
60,689	26,584	—	—
(397,787)	(355,378)	(1,290,269)	(2,236,804)

1,048,209	904,069	(37,076)	(398,263)

744,165	245,840	5,668,616	6,524,563
67,573	56,463	—	—
(74,620)	(11,224)	(4,402,969)	(1,705,952)

737,118	291,079	1,265,647	4,818,611

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011
OPERATIONS:
Net investment income/(loss)	$400	$(98,612)
Net realized gain/(loss) on investments	3,056,108	6,998,472
Change in net unrealized appreciation on investments	10,932,486	(6,506,849)

Net increase/(decrease) in net assets resulting from operations	13,988,994	393,011

DISTRIBUTIONS:
Net investment income - Class A	—	—
Net investment income - Class I	—	—
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	—	—

CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	3,218,700	3,952,405
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(9,307,748)	(14,732,476)

Net increase/(decrease) from capital stock transactions	(6,089,048)	(10,780,071)

Class I Shares
Proceeds from shares issued	147,294	1,310,462
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(290,229)	(4,491,676)

Net increase/(decrease) from capital stock transactions	(142,935)	(3,181,214)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	7,757,011	(13,568,274)

NET ASSETS:
Beginning of period	48,949,954	62,518,228

End of period	$56,706,965	$48,949,954

Accumulated undistributed net investment income/(loss)	$(1,446)	$(2,017)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	311,940	406,919
Issued to shareholder in reinvestment of dividends	—	—
Shares redeemed	(919,777)	(1,468,850)

Net increase/(decrease) from capital stock transactions	(607,837)	(1,061,931)

Class I Shares
Shares sold	14,398	123,521
Issued to shareholder in reinvestment of dividends	—	—
Shares redeemed	(28,098)	(442,174)

Net increase/(decrease) from capital stock transactions	(13,700)	(318,653)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Mid Cap Dividend Fund	All Cap Value Fund		Alternative Value Fund
From October 3, 2011 (Commencement Date) to September 30, 2012	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

$124,092	$164,915	$(38,155)	$(209,752)	$(309,804)
(42,911)	8,689,554	3,957,118	(1,719,455)	(397,934)
1,551,348	13,218,400	(4,805,985)	5,205,325	499,575

1,632,529	22,072,869	(887,022)	3,276,118	(208,163)

(68,010)	—	—	—	—
(51,405)	—	—	—	—
—	—	—	(1,690,334)	(49,030)
—	—	—	(2,037,890)	(196,923)

(119,415)	—	—	(3,728,224)	(245,953)

4,891,993	4,075,484	9,083,736	3,572,013	14,921,079
67,740	—	—	1,584,550	48,844
(99,513)	(9,066,570)	(17,921,368)	(1,989,207)	(7,128,903)

4,860,220	(4,991,086)	(8,837,632)	3,167,356	7,841,020

2,719,257	1,464,409	8,149,370	4,243,970	1,941,485
51,405	—	—	1,930,028	196,922
(41,783)	(3,544,122)	(2,207,740)	(6,317,297)	(15,386,536)

2,728,879	(2,079,713)	5,941,630	(143,299)	(13,248,129)

9,102,213	15,002,070	(3,783,024)	2,571,951	(5,861,225)

—	69,953,872	73,736,896	20,929,904	26,791,129

$9,102,213	$84,955,942	$69,953,872	$23,501,855	$20,929,904

$6,940	$162,555	$(2,452)	$(159,156)	$(650)

456,769	343,738	808,307	417,446	1,405,055
5,673	—	—	209,044	4,789
(8,265)	(798,794)	(1,575,904)	(237,680)	(679,149)

454,177	(455,056)	(767,597)	388,810	730,695

267,525	126,048	681,325	470,249	188,064
4,305	—	—	252,953	19,249
(3,423)	(304,325)	(184,868)	(721,118)	(1,601,482)

268,407	(178,277)	496,457	2,084	(1,394,169)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations					Dividends and Distributions
For a fund share outstanding throughout each period	Net asset value, beginning of period	Net investment income/ (loss)		Net realized and unrealized gain/(loss)	Net increase payment by affiliates	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Tax return of capital
Keeley Small Cap Value Fund
Class A
9/30/2012	$20.29	$0.02	(7)	$6.70	$—	$6.72	$—	$—	$—
9/30/2011	$21.17	$(0.06	)(7)	$(0.82)	$—	$(0.88)	$—	$—	$—
9/30/2010	$19.12	$(0.05)		$2.14	$—	$2.09	$(0.04)	$—	$—
9/30/2009	$24.13	$0.04		$(5.05)	$—	$(5.01)	$—	$—	$—
9/30/2008	$28.95	$(0.08)		$(4.08)	$0.01	$(4.15)	$—	$(0.67)	$0.00	(4)
Class I
9/30/2012	$20.44	$0.08	(7)	$6.76	$—	$6.84	$—	$—	$—
9/30/2011	$21.28	$0.00	(4)(7)	$(0.84)	$—	$(0.84)	$—	$—	$—
9/30/2010	$19.20	$0.01		$2.15	$—	$2.16	$(0.08)	$—	$—
9/30/2009	$24.18	$0.02		$(5.00)	$—	$(4.98)	$—	$—	$—
12/31/2007 (1) – 9/30/2008	$27.28	$0.02		$(3.13)	$0.01	$(3.10)	$—	$—	$—

Keeley Small Cap Dividend Value Fund
Class A
9/30/2012	$11.36	$0.21	(7)	$3.14	$—	$3.35	$(0.20)	$(0.30)	$—
9/30/2011	$11.57	$0.18	(7)	$0.15	$—	$0.33	$(0.18)	$(0.36)	$—
12/1/2009 (1) – 9/30/2010	$10.00	$0.11		$1.57	$—	$1.68	$(0.11)	$—	$—
Class I
9/30/2012	$11.37	$0.24	(7)	$3.14	$—	$3.38	$(0.23)	$(0.30)	$—
9/30/2011	$11.57	$0.21	(7)	$0.16	$—	$0.37	$(0.21)	$(0.36)	$—
12/1/2009 (1) – 9/30/2010	$10.00	$0.14		$1.56	$—	$1.70	$(0.13)	$—	$—

(1)	Commencement of operations.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense, where applicable (see Note 3).
(4)	Amount calculated is less than $0.005 per share.
(5)	Not Annualized.
(6)	Annualized.
(7)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(8)

Total return increased by approximately 0.03% due to a voluntary reimbursement by the Advisor relating to the purchase of certain securities issued by companies engaged in securities-related businesses.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

FINANCIAL HIGHLIGHTS (Continued)

								Prior To Reimbursement
Net asset value, end of period	Total return (2)		Net assets, end of period, (,000)	Ratio of Net Expense to average Net Assets (3)		Ratio of Net investment income to Average Net Assets		Ratio of Net Expenses to Average Net Assets (3)		Ratio of Net investment income to average Net Assets		Portfolio turnover rate

$27.01	33.12%		$1,808,213	1.39%		0.07%		1.39%		0.07%		25.87%
$20.29	(4.16)%		$2,048,832	1.35%		(0.26)%		1.35%		(0.26)%		18.98%
$21.17	10.92%		$3,321,356	1.36%		(0.20)%		1.36%		(0.20)%		8.65%
$19.12	(20.73)%		$4,350,731	1.39%		0.21%		1.40%		0.21%		22.03%
$24.13	(14.64	)%(8)	$6,225,831	1.33%		(0.35)%		1.33%		(0.35)%		17.27%

$27.28	33.46%		$826,529	1.14%		0.32%		1.14%		0.32%		25.87%
$20.44	(3.95)%		$711,751	1.10%		(0.01)%		1.10%		(0.01)%		18.98%
$21.28	11.29%		$524,550	1.11%		0.05%		1.11%		0.05%		8.65%
$19.20	(20.56)%		$386,630	1.14%		0.44%		1.14%		0.43%		22.03%
$24.18	(11.40	)%(5)(8)	$244,147	1.12	%(6)	0.21	%(6)	1.12	%(6)	0.21	%(6)	17.27%

$14.21	29.90%		$32,549	1.39%		1.53%		1.56%		1.36%		28.98%
$11.36	2.38%		$14,114	1.39%		1.29%		1.66%		1.02%		57.78%
$11.57	16.89	%(5)	$3,918	1.40	%(6)	1.48	%(6)	2.28	%(6)	0.60	%(6)	59.48%

$14.22	30.16%		$31,495	1.14%		1.78%		1.31%		1.61%		28.98%
$11.37	2.69%		$16,789	1.14%		1.54%		1.41%		1.27%		57.78%
$11.57	17.08	%(5)	$13,728	1.15	%(6)	1.60	%(6)	2.03	%(6)	0.72	%(6)	59.48%

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

FINANCIAL HIGHLIGHTS (Continued)

		Income/(loss) from investment operations				Dividends and Distributions
For a fund share outstanding throughout each period	Net asset value, beginning of period	Net investment income/ (loss)		Net realized and unrealized gain/(loss)	Total from investment operations	Dividends from net investment income
Keeley Small-Mid Cap Value Fund
Class A
9/30/2012	$8.54	$(0.05	)(7)	$3.63	$3.58	$—
9/30/2011	$8.91	$(0.05	)(7)	$(0.32)	$(0.37)	$—
9/30/2010	$8.26	$(0.01)		$0.66	$0.65	$—
9/30/2009	$8.96	$—	(4)	$(0.70)	$(0.70)	$—
9/30/2008	$10.94	$—	(4)	$(1.97)	$(1.97)	$(0.01)
Class I
9/30/2012	$8.62	$(0.02	)(7)	$3.65	$3.63	$—
9/30/2011	$8.96	$(0.02	)(7)	$(0.32)	$(0.34)	$—
9/30/2010	$8.30	$—	(4)	$0.67	$0.67	$(0.01)
9/30/2009	$8.98	$—	(4)	$(0.68)	$(0.68)	$—
9/30/2008	$10.95	$0.02		$(1.97)	$(1.95)	$(0.02)

Keeley Mid Cap Value Fund
Class A
9/30/2012	$8.53	$(0.01	)(7)	$2.56	$2.55	$—
9/30/2011	$8.78	$(0.02	)(7)	$(0.23)	$(0.25)	$—
9/30/2010	$8.12	$(0.03)		$0.70	$0.67	$(0.01)
9/30/2009	$10.42	$0.01		$(2.31)	$(2.30)	$—
9/30/2008	$14.14	$(0.02)		$(3.70)	$(3.72)	$—
Class I
9/30/2012	$8.59	$0.02	(7)	$2.58	$2.60	$—
9/30/2011	$8.83	$—	(4)(7)	$(0.24)	$(0.24)	$—
9/30/2010	$8.16	$(0.01)		$0.71	$0.70	$(0.03)
9/30/2009	$10.45	$0.01		$(2.30)	$(2.29)	$—
12/31/2007 (1) – 9/30/2008	$14.20	$—	(4)	$(3.75)	$(3.75)	$—

(1)	Commencement of operations.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense, where applicable (see Note 3).
(4)	Amount calculated is less than $0.005 per share.
(5)	Not Annualized.
(6)	Annualized.
(7)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

FINANCIAL HIGHLIGHTS (Continued)

								Prior To Reimbursement
Net asset value, end of period	Total return (2)		Net assets, end of period, (,000)	Ratio of Net Expense to average Net Assets (3)		Ratio of Net investment income to Average Net Assets		Ratio of Net Expenses to Average Net Assets (3)		Ratio of Net investment income to average Net Assets		Portfolio turnover rate

$12.12	41.92%		$65,283	1.40%		(0.45)%		1.45%		(0.50)%		51.11%
$8.54	(4.15)%		$46,334	1.40%		(0.43)%		1.47%		(0.50)%		78.42%
$8.91	7.87%		$51,871	1.39%		(0.21)%		1.55%		(0.37)%		46.07%
$8.26	(7.81)%		$24,845	1.40%		0.04%		1.78%		(0.34)%		44.80%
$8.96	(18.07)%		$14,096	1.40%		(0.28)%		1.97%		(0.85)%		10.57%

$12.25	42.11%		$118,712	1.15%		(0.20)%		1.20%		(0.25)%		51.11%
$8.62	(3.79)%		$72,573	1.15%		(0.18)%		1.22%		(0.25)%		78.42%
$8.96	8.09%		$32,310	1.14%		0.04%		1.30%		(0.12)%		46.07%
$8.30	(7.57)%		$18,535	1.15%		0.24%		1.52%		(0.14)%		44.80%
$8.98	(17.84)%		$3,767	1.15%		0.05%		1.75%		(0.56)%		10.57%

$11.08	29.89%		$41,861	1.39%		(0.06)%		1.53%		(0.20)%		26.44%
$8.53	(2.85)%		$37,427	1.40%		(0.21)%		1.51%		(0.32)%		25.60%
$8.78	8.27%		$47,868	1.40%		(0.34)%		1.55%		(0.49)%		37.90%
$8.12	(22.07)%		$62,608	1.40%		0.17%		1.59%		(0.02)%		85.30%
$10.42	(26.31)%		$108,954	1.40%		(0.18)%		1.46%		(0.24)%		28.96%

$11.19	30.27%		$14,846	1.14%		0.19%		1.28%		0.05%		26.44%
$8.59	(2.72)%		$11,523	1.15%		0.04%		1.26%		(0.07)%		25.60%
$8.83	8.63%		$14,650	1.15%		(0.08)%		1.30%		(0.23)%		37.90%
$8.16	(21.91)%		$13,804	1.15%		0.41%		1.31%		0.24%		85.30%
$10.45	(26.41	)%(5)	$6,252	1.14	%(6)	(0.06	)%(6)	1.23	%(6)	(0.14	)%(6)	28.96%

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

FINANCIAL HIGHLIGHTS (Continued)

		Income/(loss) from investment operations				Dividends and Distributions
For a fund share outstanding throughout each period	Net asset value, beginning of period	Net investment income/ (loss)		Net realized and unrealized gain/(loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
Keeley Mid Cap Dividend Value Fund
Class A
10/3/2011 (1) – 9/30/2012	$10.00	$0.18	(7)	$2.59	$2.77	$(0.17)	$—

Keeley Mid Cap Dividend Value Fund
Class I
10/3/2011 (1) – 9/30/2012	$10.00	$0.21	(7)	$2.59	$2.80	$(0.20)	$—

Keeley All Cap Value Fund
Class A
9/30/2012	$9.61	$0.01	(7)	$3.15	$3.16	$—	$—
9/30/2011	$9.77	$(0.01	)(7)	$(0.15)	$(0.16)	$—	$—
9/30/2010	$8.98	$(0.03)		$0.82	$0.79	$— (4)	$—
9/30/2009	$10.27	$—	(4)	$(1.29)	$(1.29)	$—	$—
9/30/2008	$13.20	$(0.01)		$(2.92)	$(2.93)	$—	$—
Class I
9/30/2012	$9.67	$0.04	(7)	$3.18	$3.22	$—	$—
9/30/2011	$9.82	$0.02	(7)	$(0.17)	$(0.15)	$—	$—
9/30/2010	$9.02	$—	(4)	$0.82	$0.82	$(0.02)	$—
9/30/2009	$10.29	$0.01		$(1.28)	$(1.27)	$—	$—
12/31/2007 (1) – 9/30/2008	$13.33	$0.01		$(3.05)	$(3.04)	$—	$—

Keeley Alternative Value Fund
Class A
9/30/2012	$9.09	$(0.09	)(7)	$1.28	$1.19	$—	$(1.57)
9/30/2011	$9.03	$(0.13	)(7)	$0.29	$0.16	$—	$(0.10)
4/1/2010 (1) – 9/30/2010	$10.00	$(0.02)		$(0.95)	$(0.97)	$—	$—
Class I
9/30/2012	$9.13	$(0.07	)(7)	$1.29	$1.22	$—	$(1.57)
9/30/2011	$9.05	$(0.10	)(7)	$0.28	$0.18	$—	$(0.10)
4/1/2010 (1) – 9/30/2010	$10.00	$(0.04)		$(0.91)	$(0.95)	$—	$—

(1)	Commencement of operations.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense, where applicable (see Note 3).
(4)	Amount calculated is less than $0.005 per share.
(5)	Not Annualized.
(6)	Annualized.
(7)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

FINANCIAL HIGHLIGHTS (Continued)

								Prior To Reimbursement
Net asset value, end of period	Total return(2)		Net assets, end of period, (,000)	Ratio of Net Expense to average Net Assets(3)		Ratio of Net investment income to Average Net Assets		Ratio of Net Expenses to Average Net Assets(3)		Ratio of Net investment income to average Net Assets		Portfolio turnover rate

$12.60	27.80	%(5)	$5,721	1.41	%(6)	1.52	%(6)	2.83	%(6)	0.10	%(6)	13.74%

$12.60	28.10	%(5)	$3,381	1.16	%(6)	1.77	%(6)	2.58	%(6)	0.35	%(6)	13.74%

$12.77	32.88%		$52,581	1.39%		0.11%		1.47%		0.03%		50.10%
$9.61	(1.64)%		$43,931	1.39%		(0.13)%		1.47%		(0.21)%		39.65%
$9.77	8.80%		$52,198	1.40%		(0.24)%		1.53%		(0.37)%		34.47%
$8.98	(12.56)%		$62,388	1.40%		(0.01)%		1.60%		(0.21)%		44.68%
$10.27	(22.20)%		$85,733	1.39%		(0.12)%		1.46%		(0.18)%		27.71%

$12.89	33.30%		$32,375	1.14%		0.36%		1.22%		0.28%		50.10%
$9.67	(1.53)%		$26,023	1.14%		0.12%		1.22%		0.04%		39.65%
$9.82	9.10%		$21,539	1.15%		0.02%		1.28%		(0.12)%		34.47%
$9.02	(12.34)%		$19,535	1.15%		0.26%		1.35%		0.05%		44.68%
$10.29	(22.81	)%(5)	$17,501	1.15	%(6)	0.06	%(6)	1.22	%(6)	0.01	%(6)	27.71%

$8.71	15.86%		$11,937	1.97%		(1.02)%		2.47%		(1.52)%		59.05%
$9.09	1.68%		$8,924	2.21%		(1.30)%		2.59%		(1.68)%		77.59%
$9.03	(9.70	)%(5)	$2,270	1.91	%(6)	(0.97	)%(6)	2.52	%(6)	(1.58	)%(6)	91.52%

$8.78	16.15%		$11,565	1.72%		(0.77)%		2.22%		(1.27)%		59.05%
$9.13	1.90%		$12,006	1.96%		(1.05)%		2.34%		(1.43)%		77.59%
$9.05	(9.50	)%(5)	$24,522	1.66	%(6)	(0.83	)%(6)	2.22	%(6)	(1.39	)%(6)	91.52%

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2012

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Corporation”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. The Corporation consists of KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Value Fund (“KMCVF”), KEELEY Mid Cap Dividend Value Fund (“KMDVF”), KEELEY All Cap Value Fund (“KACVF”), and KEELEY Alternative Value Fund (“KALVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Corporation. KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF commenced operations on December 1, 2009, August 15, 2007, August 15, 2005, October 3, 2011, June 14, 2006 and April 1, 2010, respectively.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or at the mean between the most recent bid and asked quotations when there is no last sale price available. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

pricing and other analytical pricing models, as well as market transactions and dealer quotations. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Debt securities that are valued using these techniques and inputs are categorized as Level 2 of the fair value hierarchy. Repurchase agreements are recorded at cost, which approximates fair value. Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley Asset Management Corp. (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. KSCVF, KSMVF and KALVF held warrants issued by Magnum Hunter Resources Corp., which were fair-valued at September 30, 2012.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Corporation has access at the date of measurement.

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

There were no transfers between Levels 1 and 2 during the reporting period from September 30, 2011 to September 30, 2012. Transfers between levels are recognized at the end of the reporting period.

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$2,634,854,414	$—	$—	$2,634,854,414
Short Term Investments	1,099,598	29,000,000	—	30,099,598
Warrants	—	103,125	—	103,125

Total Investments in Securities	$2,635,954,012	$29,103,125	$—	$2,665,057,137

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$61,237,486	$—	$—	$61,237,486
Preferred Stocks*	328,145	—	—	328,145
Exchange Traded Funds*	184,850	—	—	184,850
Short Term Investments	1,855,781	—	—	1,855,781

Total Investments in Securities	$63,606,262	$—	$—	$63,606,262

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$183,641,350	$—	$—	$183,641,350
Short Term Investments	800	—	—	800
Warrants	—	12,375	—	12,375

Total Investments in Securities	$183,642,150	$12,375	$—	$183,654,525

Keeley Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$56,680,493	$—	$—	$56,680,493
Short-Term Investments	613,182	—	—	613,182

Total Investments in Securities	$57,293,675	$—	$—	$57,293,675

Keeley Mid Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$8,796,655	$—	$—	$8,796,655
Exchange Traded Funds*	90,132	—	—	90,132
Short-Term Investments	183,426	—	—	183,426

Total Investments in Securities	$9,070,213	$—	$—	$9,070,213

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

Keeley All Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$84,935,608	$—	$—	$84,935,608
Short-Term Investments	1,384,841	—	—	1,384,841

Total Investments in Securities	$86,320,449	$—	$—	$86,320,449

Keeley Alternative Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$23,412,833	$—	$—	$23,412,833
Purchased Options	265,650	—	—	265,650
Short-Term Investments	7,879	—	—	7,879
Warrants		2,200		2,200

Total Investments in Securities	$23,686,362	$2,200	$—	$23,688,562

Other Financial Instruments*
Written Options	$160,650	$—	$—	$160,650

Total Investments in Other Financial Instruments	$160,650	$—	$—	$160,650

*	See the Schedule of Investments for the investments detailed by industry classification.

Derivatives:

The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

None of the Funds (except KALVF) currently invests in derivatives. KALVF invests in derivatives to the extent permitted by its investment objectives and policies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.

KALVF’s use of derivatives may increase or decrease its exposure to market risk, including the risk that the change in the value of the derivative may not correlate with changes in the value of the underlying securities. KALVF also is exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty risk. Liquidity risk is the risk that KALVF will be unable to sell a particular derivative in the open market in a timely manner. Counterparty risk is the risk that a counterparty will not be able to fulfill its obligations to the Fund pursuant to the terms of a derivative investment. KALVF’s maximum risk of loss from counterparty risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is limited because of the protection provided by the exchange on which they trade.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

Futures Contracts – KALVF may enter into futures contracts, which are agreements between two parties to buy or sell a specified underlying instrument for a fixed price on a specified future date, to the extent permitted by its investment objectives and policies. KALVF enters into futures contracts to manage its exposure to the stock market. Upon entering into futures contracts, KALVF is required to deposit cash or pledge securities as initial margin, with additional securities segregated up to the current market value of all of KALVF’s futures contracts. Any subsequent margin deposit increases or decreases, which are dependent on the daily fluctuations in the value of the instrument underlying the contract, are made or received by KALVF periodically (variation margin) and are recorded as unrealized gains or losses until the contracts are closed. Variation Margin on futures contracts is classified on the Statement of Assets and Liabilities. When the contracts are closed, KALVF will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and KALVF’s basis in the contracts.

KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, and KACVF did not enter into any futures contracts during the period ended September 30, 2012. KALVF had an average monthly notional amount long of $979,510 and sold short of $472,442 during the period ended September 30, 2012. As a result of these futures contract investments, KALVF recognized net realized losses of $374,330 and recognized a change in net unrealized appreciation of $115,340 during the period ended September 30, 2012. These amounts are included in KALVF’s Statement of Operations. The counterparty for these futures contracts was Citigroup Global Markets, Inc. The Funds did not have any open futures contracts as of September 30, 2012.

Options – KALVF may purchase and write put and call options on securities, currencies or indices and enter into related closing transactions. KALVF enters into options contracts to manage its exposure to the stock market. When KALVF writes an option, an amount equal to the premium received by KALVF is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by KALVF on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a close purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether KALVF has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by KALVF. KALVF, as a writer of an option, bears the market risk of an unfavorable

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

change in the price of the security underlying the written option. The potential loss of investing in purchased or written options is unlimited.

KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, and KACVF did not enter into any purchased or written options during the period ended September 30, 2012. KALVF had an average monthly market value of $289,405 for purchased options and an average monthly market value of $667,993 for written options during the period ended September 30, 2012. As a result of these purchased and written options investments, KALVF recognized a net realized loss of $2,673,846 for purchased options and a net realized gain of $114,798 for written options and recognized a change in net unrealized depreciation of $883,675 for purchased options and $814,159 for written options during the period ended September 30, 2012. These amounts are included in KALVF’s Statement of Operations. The counterparty for these purchased and written options was Morgan Stanley. See the Schedule of Investments for KALVF’s option contract positions at September 30, 2012. The fair value of KALVF’s purchased and written options as of September 30, 2012 were $265,650 and $160,650 and are located on KALVF’s Statement of Assets and Liabilities as “Investments” and “Options written”, respectively.

The premium amount and number of option contracts written during the period ended September 30, 2012 in KALVF were as follows:

	Amount of Premiums	Number of Contracts
Outstanding at 9/30/11	$1,804,419	(285)
Options Written	3,735,690	(850)
Options Expired	—	—
Options Exercised	—	—
Options Closed	(5,281,249)	1,065

Outstanding at 9/30/2012	$258,860	(70)

Warrants – The Funds may invest in warrants or rights (other then those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

KSCVF, KSMVF, and KALVF held warrants issued by Magnum Hunter Resources Corp. as of September 30, 2012.

Short Positions:

KALVF may hold short positions to the extent permitted by its investment polices and objectives. Short sales are transactions in which KALVF sells a security it does not own in anticipation of a decline in the market value of that security. This is typically done for economic hedging purposes to protect

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

KALVF under circumstances when the stock price of a portfolio holding is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. KALVF is liable for any dividends or interest payable on securities while those securities are in a short position. Dividends received on short positions are categorized as dividend expense in the Statement of Operations. As collateral for its short positions, KALVF is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with the investment valuations above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. KALVF will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which KALVF replaces the borrowed security. KALVF will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

KALVF held short positions during the period ended September 30, 2012. As a result of these short positions, KALVF recognized net realized losses of $66,100 during the period ended September 30, 2012. These amounts are included in KALVF’s Statement of Operations. KALVF did not have any short positions as of September 30, 2012.

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2012, or for any other tax years which are open for exam. As of September 30, 2012, open tax years include the tax years ended September 30, 2009 through 2012. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any tax interest or penalties. As of September 30, 2012 no examinations were in progress.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF, KMCVF, KACVF and KALVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
KSCVF	$—	$(24,008)	$24,008
KSDVF	27,632	(27,632)	—
KSMVF	68,685	(6,538)	(62,147)
KMCVF	171	(171)	—
KMDVF	2,263	41	(2,304)
KACVF	92	(1,288)	1,196
KALVF	51,246	(11)	(51,235)

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e)    Guarantees and Indemnifications – In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

f)    Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending of the Funds’ securities exposes the Funds to risk such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked-to-market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. As of September 30, 2012, the market value of KSCVF securities on loan was $28,585,113 and KSCVF received cash collateral for the loans of $30,098,983. KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF did not have any securities on loan as of September 30, 2012.

3.	INVESTMENT ADVISORY AGREEMENTS

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreements, KSCVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion, 0.90% of the next $5 billion, 0.80% on the next $2 billion, 0.70% on the next $2 billion and 0.60% in excess of $10 billion of the Fund’s average daily net assets; KSDVF and KMDVF each pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets; KALVF pays the Adviser a monthly fee at the annual rate of 1.60% of the Fund’s average daily net assets; and KSMVF, KMCVF, and KACVF each pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund’s first $350 million, 0.90% of the next $350 million, and 0.80% in excess of $700 million of each Fund’s average daily net assets.

The Adviser has selected Broadmark Asset Management, LLC (“Broadmark”) to sub-advise KALVF. For its services, Broadmark receives sub-advisory fees at the annual rate of 0.60% of KALVF’s net assets. This fee is paid by the Adviser.

John L. Keeley, Jr. owns a non-controlling, minority interest in Broadmark. In addition, Mr. Keeley is a member and manager of Broadmark, and he is involved in the oversight of Broadmark.

The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to each Fund until January 31, 2013 (the “Expense Cap Agreement”), such that total expenses, exclusive of interest, tax, litigation,

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

brokerage commissions, charges from buying and selling Fund securities and other extraordinary expenses, will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.39%	1.14%
KSMVF	1.39%	1.14%
KMCVF	1.39%	1.14%
KMDVF	1.39%	1.14%
KACVF	1.39%	1.14%
KALVF	1.89%	1.64%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the period ended September 30, 2012. The below table indicates the amount of fees that the Adviser may recoup:

	Recovery Expiring on
Fund	9/30/13	9/30/14	9/30/15
KSCVF	N/A	N/A	N/A
KSDVF	$102,542	$77,712	$79,248
KSMVF	107,536	91,692	87,481
KMCVF	104,747	72,532	74,565
KMDVF	N/A	N/A	108,882
KACVF	105,771	71,233	66,726
KALVF	74,653	106,995	114,766

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Corporation has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, for certain promotional and other sales related costs and to permit the Corporation to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Funds. The Funds paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2011 to September 30, 2012, KSCVF – Class A expensed $5,000,231 in distribution fees, of which $233,853 was paid to the Distributor; KSDVF – Class A expensed $59,315 in distribution fees, of which $18,019 was paid to the Distributor; KSMVF – Class A expensed $147,899 in distribution fees, of which $23,592 was paid to the Distributor; KMCVF – Class A expensed $102,545 in distribution fees, of which $48,496 was paid to the Distributor; KMDVF – Class A expensed $11,561 in distribution fees, of which $11,375 was paid to the Distributor; KACVF – Class A expensed $123,552 in distribution fees, of which $57,523 was paid to the Distributor; and KALVF – Class A expensed $26,468 in distribution fees, of which $19,531 was paid to the Distributor.

The Corporation has adopted a Shareholder Servicing Plan for all of its Funds and Classes. The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Corporation will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2011 to September 30, 2012, the Distributor received $1,420,959, $23,873, $81,886, $27,409, $3,838, $39,960 and $11,645 from KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF, respectively.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2011 to September 30, 2012, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
KSCVF	$—	$—	$730,972,112	$1,657,495,549
KSDVF	—	—	34,980,292	13,512,887
KSMVF	—	—	98,729,792	82,902,827
KMCVF	—	—	14,480,972	20,712,037
KMDVF	—	—	8,453,873	1,066,039
KACVF	—	—	40,009,797	46,953,201
KALVF	—	—	13,652,916	16,183,518

The Funds did not make any transactions on U.S. Government Securities for the period from October 1, 2011 to September 30, 2012.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

For the period from October 1, 2011 to September 30, 2012, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF paid $4,256,103, $75,451, $465,269, $42,196, $15,076, $126,557 and $70,897 respectively, in brokerage commissions on trades of securities to the Distributor.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2012, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Tax Cost of Investments	$1,956,881,131	$56,103,052	$140,791,077	$40,792,702

Gross Unrealized Appreciation	$788,979,217	$9,929,011	$45,317,528	$17,187,810
Gross Unrealized Depreciation	(80,803,211)	(2,425,801)	(2,454,080)	(686,837)

Net Unrealized Appreciation/(Depreciation) on Investments	$708,176,006	$7,503,210	$42,863,448	$16,500,973

	KMDVF	KACVF	KALVF
Tax Cost of Investments	$7,512,461	$64,836,633	$17,333,668

Gross Unrealized Appreciation	$1,653,070	$22,130,806	$6,598,691
Gross Unrealized Depreciation	(95,318)	(646,990)	(243,797)

Net Unrealized Appreciation/(Depreciation) on Investments	$1,557,752	$21,483,816	$6,354,894

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were transferred in-kind for KSDVF and KALVF.

At September 30, 2012, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had net Post-October realized capital losses of $41,472,300, $0, $0, $0, $42,362, $861,899 and $615,797 respectively, and late year ordinary losses of $0, $0, $407,122, $0, $0, $0 and $158,074 respectively, from transactions between November 1, 2011 and September 30, 2012.

At September 30, 2012, the accumulated capital loss carryforwards for federal income tax purposes were:

	Capital losses expiring:
Fund	2017	2018	2019	Indefinite ST	Indefinite LT
KSCVF	—	$1,002,381,797	—	—	—
KSDVF	—	—	—	—	—
KSMVF	—	—	$14,658	—	—
KMCVF	$12,355,046	$35,976,157	—	—	—
KMDVF	—	—	—	—	—
KACVF	$1,770,999	$27,302,688	—	—	—
KALVF	—	—	—	$1,142,767	$252,576

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

To the extent that KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF or KALVF may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The tax character of distributions paid during the fiscal year ended September 30, 2012 and 2011 were as follows:

	Ordinary Income		Long-term Capital Gains
Fund	2012	2011	2012	2011
KSCVF	—	—	—	—
KSDVF	$928,122	$1,050,412	$804,473	$54,732
KSMVF	—	—	—	—
KMCVF	—	—	—	—
KMDVF	$119,415	—	—	—
KACVF	—	—	—	—
KALVF	—	—	$3,728,224	$245,953

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

As of September 30, 2012, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Accumulated Capital and Other Losses	$(1,044,048,731)	$(1,284)	$(426,856)	$(48,334,776)
Undistributed Ordinary Income	4,042,172	30	—	1,526
Undistributed Long-Term Gain	—	1,407,633	—	—
Unrealized Appreciation/ (Depreciation) on Investments	$708,176,006	$7,503,210	$42,863,448	$16,500,973

Total Accumulated Gain/(Loss)	$(331,830,553)	$8,909,589	$42,436,592	$(31,832,277)

	KMDVF	KACVF	KALVF
Accumulated Capital and Other Losses	$(42,481)	$(29,940,230)	$(2,219,022)
Undistributed Ordinary Income	147	166,383	—
Undistributed Long-Term Gain	—	—	—
Unrealized Appreciation/ (Depreciation) on Investments	$1,557,752	$21,483,816	$6,354,894

Total Accumulated Gain/(Loss)	$1,515,418	$(8,290,031)	$4,135,872

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2011 to September 30, 2012, the Distributor received $62,305, $9,314, $4,652, $824, $5,500, $3,340 and $4,828 of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

8.	LINE OF CREDIT ARRANGEMENTS

The Funds are parties to unsecured line of credit agreements with U.S. Bank, N.A., expiring March 1, 2013. Under separate agreements the Funds may borrow as follows: KSCVF may borrow up to the lesser of (a) $300 million or (b) 10% of the net assets of KSCVF; KSDVF may borrow up to the lesser of (a) $4 million or (b) 10% of the net assets of KSDVF; KSMVF may borrow up to the lesser of (a) $16 million or (b) 10% of the net assets of KSMVF; KMCVF may borrow up to the lesser of (a) $5 million or (b) 10% of the net assets of KMCVF; KMDVF may borrow up to the lesser of (a) $700,000 or (b) 10% of the net assets of KMDVF; KACVF may borrow up to the lesser of (a) $7.5 million or (b) 10% of the net assets of KACVF; and KALVF may borrow up to the lesser of (a) $2 million or (b) 10% of the net assets of KALVF. Interest is charged on borrowings at the prevailing Prime Rate. The

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the period ended September 30, 2012, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had average daily borrowings of $6,930,656, $0, $238,153, $35,637, $0, $75,429 and $357,883, respectively, with an average borrowing rate of 3.25%. For the period ended September 30, 2012, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had a maximum daily borrowing of $43,202,000, $0, $2,697,000, $1,248,000, $0, $1,044,000 and $2,000,000.

9.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities of the issuer during the period from October 1, 2011 through September 30, 2012. As defined in Section (2)(a)(3) of the 1940 Act, such issuers are:

Issuer Name	Share Balance At October 1, 2011	Additions	Reductions	Share Balance At September 30, 2012	Dividend Income	Value At September 30, 2012	Realized Gains/ (Loss)
Ampco-Pittsburgh Corp. (1)	914,500	—	(914,500)	—	$278,640	$—	$(14,422,413)
Carrols Restaurant Group, Inc.	—	1,268,788	—	1,268,788	—	7,308,219
Denny’s Corp.	6,070,000	9,350	(177,000)	5,902,350	—	28,626,397	(197,919)
Gamco Investors, Inc.	368,000	—	(5,000)	363,000	613,060	18,059,250	(49,745)
The Greenbrier Companies, Inc. (1)	1,485,000	—	(1,485,000)	—	—	—	(12,369,430)
Home Federal Bancorp, Inc.	1,091,500	—	—	1,091,500	245,588	12,355,780	—
L.B. Foster Co.	927,000	4,000	(78,000)	853,000	87,800	27,586,020	265,108
Layne Christensen Co. (1)	1,005,000	—	(1,005,000)	—	—	—	(15,922,621)
Marcus Corp.	2,012,117	—	(495,739)	1,516,378	660,404	16,831,796	(5,026,001)
Midas, Inc. (1)	726,500	—	(726,500)	—	—	—	(6,117,239)
Natural Gas Services Group, Inc. (1)	1,309,000	—	(1,309,000)	—	—	—	(4,047,473)
Universal Stainless & Alloy Products, Inc. (1)	669,500	—	(669,500)	—	—	—	(905,000)
Westfield Financial, Inc.	1,788,200	7,500	(377,181)	1,418,519	878,318	10,624,707	(1,404,328)
Zep, Inc. (1)	1,391,805	2,000	(377,000)	1,016,805	207,369	15,374,092	(1,654,991)

					$2,971,179	$136,766,261	$(61,852,052)

(1)	Issuer was not an affiliate as of September 30, 2012

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2012

10.	OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2012, one affiliated director of the Funds beneficially owned shares of the Funds as follows:

	KSDVF		KSMVF		KMCVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	278,134	1,162,128	616,137	985,580	1,294,704	1,131,048

Percent of total outstanding shares	12.14%	52.48%	11.43%	10.17%	34.26%	85.22%

	KMDVF		KACVF		KALVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	298,086	202,772	1,340,734	1,120,959	704,835	650,457

Percent of total outstanding shares	65.63%	75.55%	32.55%	44.63%	51.41%	49.41%

11.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available under the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included with directors fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities. Appreciation/(depreciation) on the participants’ deferred compensation is reflected on the Statement of Assets and Liabilities.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of KEELEY Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of KEELEY Funds, Inc. (constituting KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Value Fund, KEELEY Mid Cap Dividend Value Fund, KEELEY All Cap Value Fund, and KEELEY Alternative Value Fund, hereafter referred to as the “Funds”) at September 30, 2012, the results of their operations for the periods presented, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

November 20, 2012

KEELEY Funds Directors and Officers

Independent Directors*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
Jerome J. Klingenberger (2) Age: 57	Chairman and Director	Chairman since 2006; Director since 1999	Executive Vice President and Chief Financial Officer for Grayhill, Inc. (human interface solutions)	7	None
Walter D. Fitzgerald Age: 71	Director	Director since 2006	Vice President, RBC Dain Rauscher until retirement on June 1, 2005	7	None
John G. Kyle (2) Age: 71	Director	Director since 1993	President of North Shore Shells Inc.; owner and operator of Shell Oil Services Stations and Gasoline Distributor	7	None
John F. Lesch (2) Age: 72	Director	Director since 1993	Attorney with Nisen & Elliott, LLC	7	None
Sean Lowry (2) Age: 58	Director	Director since 1999	Executive Vice President Mortgage Services of Pacor Mortgage Corp.	7	None
Elwood P. Walmsley (2) Age: 71	Director	Director since 1999	President of Lakeside Manor Real Estate Management Company, since 2002, Director of Sales and Marketing for H.B. Taylor Company (food ingredient products), 2002-2009; Director of Sales and Marketing for Northwestern Extract Co. (food ingredient products) 2009-2012	7	None

KEELEY Funds Directors and Officers (Continued)

Interested Director and Officer*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
John L. Keeley, Jr. (2)(3)(4) Age: 72	Director and President	Director and President since 1993	Chairman, President and principal controlling shareholder of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Director and President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.), Director and President of Keeley Asset Management Corp., Director, President and Treasurer of Keeley Investment Corp.	7	Director of Marquette National Corp., Member and Manager of Broadmark Asset Management LLC, Director of FNBC of LaGrange, Inc., Regional Director of American Ireland Fund

Officers*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
John L. Keeley, III (2)(4) Age: 51	Vice President	Vice President since 2005	Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.
Kevin M. Keeley (2)(4) Age: 45	Vice President	Vice President since 2010	Executive Vice President of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Executive Vice President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.) Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.
Mark T. Keeley (2)(4) Age: 49	Vice President	Vice President since 2010	Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.

KEELEY Funds Directors and Officers (Continued)

Officers*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Mark Zahorik (2) Age: 50	Vice President	Vice President since 1997	Senior Vice President of Keeley Asset Management Corp., General Partner of KAMCO Thrift Partners, L.P., Vice President of Keeley Investment Corp.
Robert Becker (2) Age: 70	Vice President	Vice President since 2007	Senior Vice President of Keeley Asset Management Corp.
Robert M. Kurinsky (2) Age: 39	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008	Treasurer and Secretary of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Treasurer and Secretary of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.); Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp., Secretary, Assistant Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.; Various Legal, Accounting and Risk Management Positions for Driehaus Capital Management, Inc. from 2001 to 2006
*	The business address of the Directors and Officers listed above is the address of the Corporation: 111 West Jackson Boulevard, Suite 810, Chicago, Illinois, 60604.
(1)	Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
(2)

Director or Officer who maintains brokerage account(s) with Keeley Investment Corp., the Corporation’s principal underwriter, and/or advised account(s) with Keeley Asset Management Corp., the Adviser to the Funds.

(3)	John L. Keeley, Jr. is considered an “Interested Director” of the Fund because of his affiliation with Keeley Asset Management Corp. and Keeley Investment Corp.
(4)	John L. Keeley, III, Mark T. Keeley and Kevin M. Keeley are John L. Keeley, Jr.’s sons.

The Corporation’s Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors. The SAI is available, without charge, upon request by calling toll-free 1-888-933-5391.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ SAI, which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2012 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

The Corporation filed a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2011 and June 30, 2012 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Corporation’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Tax Notice

The percentages of dividend income distributed for the year ended September 30, 2012, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, are 0%, 99.6%, 0%, 0%, 100%, 0% and 0% for KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF, respectively. Of the dividends, 0%, 99.61%, 0%, 0%, 100%, 0% and 0% paid by KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF, respectively, qualify for the corporate dividends received deduction.

Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

K&L Gates LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

111 West Jackson Boulevard • Suite 810 • Chicago • Illinois • 60604

(312) 786-5050 • (800) 533-5344 • FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s Form N-CSR filed December 8, 2008.

Item 3. Audit Committee Financial Expert.

Registrant’s board of directors has determined that Jerome Klingenberger, member and chairman of the registrant’s Committee of Independent Directors (which performs all audit committee functions on behalf of registrant), has all the attributes of an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Klingenberger is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$163,900	$144,600
Audit-Related Fees	None	None
Tax Fees	$35,000	$29,400
All Other Fees	None	None

(a) “Audit Fees” refer to fees for performing an audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

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(b) “Audit-related Fees” refer to fees for the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements.

(c) “Tax Fees” refer to fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d) None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) There were no fees billed by PricewaterhouseCoopers LLP applicable to non-audit services for the fiscal years ended 2012 and 2011 that were not pre-approved by the Board of Directors.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser, but not including any sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, (but not including any sub-adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form
N-CSR filed December 8, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes- Oxley Act of 2002. Filed herewith.

4

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keeley Funds, Inc.

By (Signature and Title)	/s/ John L. Keeley Jr.
John L. Keeley Jr., President
Date 11/29/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President
Date 11/29/12

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer
Date 11/29/12

*	Print the name and title of each signing officer under his or her signature.

6